UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Precipio, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

4 Science Park
New Haven, Connecticut 06511
April 30, 2025
Dear Stockholder:
You are cordially invited to attend our 2025 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held on Tuesday, June 17, 2025, at 10 a.m. Eastern Time. This year’s Annual Meeting will be held in a virtual format only. Stockholders will be able to attend and vote online (for those who intend to vote at the Annual Meeting) via live webcast at www.virtualshareholdermeeting.com/PRPO2025, by entering the 16-digit control number provided on their proxy card. This website will contain instructions on how to participate in the Annual Meeting in advance of the meeting. The Company has designed the format of the Annual Meeting to ensure that stockholders are afforded the same rights and opportunities to participate as they would have at an in-person meeting, using online tools to ensure stockholder access and participation. This virtual format allows stockholders to participate fully from any location, without the cost of travel.
On or about April 30, 2025 we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for the Annual Meeting and our 2024 Annual Report on Form 10-K. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail. The matters to be acted upon at the meeting are described in the attached Notice of Annual Meeting and Proxy Statement.
The proxy statement accompanying this letter describes the business we will consider at the meeting. Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares promptly by mail, telephone or Internet as instructed on the enclosed proxy card or voting instruction card. Proxies forwarded by or for brokers or fiduciaries should be returned as requested by them.
Whether or not you plan to virtually attend the Annual Meeting, we encourage you to vote as soon as possible to ensure that your shares are represented. Information about voting methods is set forth in the accompanying Notice and proxy statement.
If you have any questions concerning this proxy statement or our upcoming Annual Meeting and you are the stockholder of record of your shares, please contact Precipio, Inc.’s Chief Executive Officer Ilan Danieli at (203) 787-7888 ex. 536. If your shares are held by a broker or other nominee (that is, in “street name”), please contact your broker or another nominee for questions concerning the Annual Meeting.
Thank you for your continued support. We look forward to seeing those of you who will be able to attend the Annual Meeting.

Sincerely yours,

Ilan Danieli
Chief Executive Officer

4 Science Park
New Haven, Connecticut 06511
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held June 17, 2025
To the Stockholders of Precipio, Inc.:
Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Precipio, Inc. (the “Company”) will be held virtually via live webcast at www.virtualshareholdermeeting.com/PRPO2025, on Tuesday, June 17, 2025, at 10 a.m. Eastern Time. Stockholders will be able to listen to and participate in the meeting live, submit questions, and vote by entering the 16-digit control number included on your proxy card. Because the Annual Meeting is virtual and being conducted electronically, stockholders cannot attend the Annual Meeting in person. The Annual Meeting is being held for the following purposes:
1.	To elect Ilan Danieli and David S. Cohen as Class I directors for terms to expire in 2028 (“Proposal One”);
2.	To ratify the appointment of CBIZ CPAs, P.C. (“CBIZ”) as our independent registered public accounting firm for the year ending December 31, 2025 (“Proposal Two”).
3.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Only stockholders of record at the close of business on Monday, April 21, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting.
The proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. The Annual Meeting will begin promptly at 10:00 a.m. Eastern Time on Tuesday, June 17, 2025. Online check-in will begin at 9:45 a.m. Eastern Time, and you should allow approximately 15 minutes for the online check-in procedures. If you encounter difficulties during the check-in or meeting time, we have technicians available to help you. The technical support contact information will be posted on the virtual meeting login page.
In order to attend the Annual Meeting virtually, you will be required to enter the 16-digit control number provided in the Notice of Internet Availability and/or the proxy card available at www.proxyvote.com. Beneficial owners of shares held in street name will need to follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares. Please see the “General Information” section of the proxy statement that accompanies this notice for more details regarding the logistics of the virtual Annual Meeting. You will not be able to attend the Annual Meeting in person.
The Company is pleased to take advantage of Securities and Exchange Commission (the “SEC”) rules that allow companies to furnish their proxy materials over the Internet. The Company is mailing to many of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the proxy materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on March 27, 2025 (the “2024 Annual Report”). The Notice contains instructions on how to access those documents and to cast your vote via the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials and our 2024 Annual Report.
This method of notice and access gives the Company a low-cost way to furnish stockholders with their proxy materials. If you previously chose to receive proxy materials electronically, you will continue to receive access to these materials via email unless you elect otherwise. The Notice will be mailed on or about April 30, 2025 to our beneficial owners and stockholders of record who owned our common stock at the close of business on the Record Date. All stockholders who do not receive a Notice will receive a paper copy of the proxy materials and the 2024 Annual Report by mail. This process allows the Company to provide its stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

Whether or not you expect to attend the Annual Meeting, we urge you to vote for your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save Precipio, Inc. the expenses and extra costs associated with additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!
Thank you for your continued support.

By Order of the Board of Directors

Ilan Danieli, Chief Executive Officer

New Haven, Connecticut
April 30 2025
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on Tuesday, June 17, 2025. This proxy statement, the accompanying form of proxy card and our 2024 Annual Report, including consolidated financial statements, are available on the Company’s website at www.precipiodx.com/investors.html and at www.proxyvote.com. Under rules issued by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet. The information contained on or that may be obtained from our website is not, and shall not be, deemed to be, a part of this proxy statement. You can review filings we make with the SEC at its website (www.sec.gov), including our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports electronically filed or furnished pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as. Our Code of Conduct and Ethics and the charters of our Nominating and Governance Committee, Audit Committee, and Compensation Committee of the Board of Directors may be accessed within the Investor Relations section of our website.

Page
GENERAL INFORMATION FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS	1
VOTING SECURITIES AND BENEFICIAL OWNERSHIP BY PRINCIPAL STOCKHOLDERS, DIRECTORS AND OFFICERS	8
PROPOSAL ONE - ELECTION OF CLASS I DIRECTORS	10
CORPORATE GOVERNANCE	16
RELATED PERSON TRANSACTIONS	23
DELINQUENT SECTION 16(A) REPORTS	26
PROPOSAL TWO - RATIFICATION OF THE APPOINTMENT OF CBIZ CPAS, P.C. AS PRECIPIO’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025	41
REPORT OF THE AUDIT COMMITTEE	44
HOUSEHOLDING	45
STOCKHOLDER PROPOSALS	45
OTHER MATTERS	46

4 Science Park
New Haven, Connecticut 06511
PROXY STATEMENT
for
2025 ANNUAL MEETING OF STOCKHOLDERS
of
PRECIPIO, INC.
GENERAL INFORMATION
The Board of Directors (the “Board”) of Precipio, Inc. (the “Company”) is soliciting your proxy to vote at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) which will be held virtually via live webcast at www.virtualshareholdermeeting.com/PRPO2025, on Tuesday, June 17, 2025, at 10 a.m. Online check-in will begin at 9:45 a.m. Eastern time, and you should allow approximately 15 minutes for the online check-in procedures.
Stockholders will be able to listen to and participate in the meeting live, submit questions, and vote online. Because the Annual Meeting is virtual and being conducted electronically, stockholders cannot attend the Annual Meeting in person. Only stockholders of record as of the close of business on Monday, April 21, 2025 (the “Record Date”) are entitled to vote at the Annual Meeting. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompany your proxy materials.
In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares of our common stock are held in the name of a broker, bank or other agent (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about April 30, 2025 to our beneficial owners and stockholders of record who owned our common stock at the close of business on the Record Date.
Beneficial owners and stockholders of record will have the ability to access the proxy materials on the Company’s website at www.precipiodx.com/investors.html and at www.proxyvote.com. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of the Notice.
This proxy statement has been prepared by the management of Precipio, Inc.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.
We have made this proxy statement and our 2024 Annual Report available to stockholders on or about April 30, 2025.
This proxy statement and our 2024 Annual Report are available for viewing, printing and downloading on the Company’s website at www.precipiodx.com/investors.html and at www.proxyvote.com. A copy of our 2024 Annual Report, as filed with the SEC except for exhibits, will be furnished without charge to any stockholder upon written request to Precipio, Inc., 4 Science Park, New Haven, Connecticut 06511, Attention: Corporate Secretary. This proxy statement and our 2024 Annual Report are also available on the SEC’s website at www.sec.gov.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?
We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about April 30, 2025, we will begin mailing the Notice. Our proxy materials, including the Notice, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker, bank or other nominee), a voting instruction form, and the 2024 Annual Report, will be mailed or made available to stockholders on the Internet on or about the same date.
Where may I find copies of proxy materials and the 2024 Annual Report?
The Notice, the proxy statement and 2024 Annual Report are posted are available for viewing, printing and downloading on the Company’s website at www.precipiodx.com/investors.html and at www.proxyvote.com.
How to attend the Annual Meeting
We are pleased to use the virtual meeting format to facilitate stockholder attendance, voting and questions by leveraging technology to communicate more effectively and efficiently with our stockholders. This format allows stockholders to participate fully from any location, without the cost of travel.
To participate in the Annual Meeting, you must be a stockholder of record and log in with your 16-digit control number found on the Notice, the proxy card or the voting instruction form. Whether or not you participate in the Annual Meeting online, it is important that your shares are included in the voting process.
If you are a beneficial stockholder, please follow the instructions on the voting instruction form provided by your bank or broker or other nominee to attend the Annual Meeting online. Please contact your bank or broker if you have questions about how to obtain your control number.
Interested persons may also access the Annual Meeting as guests but will not be able to vote or ask questions during the Annual Meeting.
How to ask questions at the Annual Meeting
Stockholders may submit questions during the Annual Meeting using the “Ask a Question” field on the virtual meeting website.
You will need to log in with your 16-digit control number found on the Notice, the proxy card or the voting instruction form to submit a question.
Time has been allocated on the agenda to respond to questions submitted during the Annual Meeting. Questions we do not answer during the Annual Meeting will be answered in writing and posted on the Company’s website at www.precipiodx.com/investors.html. Please refer to the Annual Meeting Rules of Conduct and Procedures for more information on how to ask questions. The Rules of Conduct and Procedures are available at www.proxyvote.com and during the Annual Meeting at www.virtualshareholdermeeting.com/PRPO2025.
A replay of the Annual Meeting will be made available promptly at www.precipiodx.com/investors.html and will remain available for at least one year.
Why did I receive a Notice in the mail instead of a full set of proxy materials?
We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our stockholders of record a Notice, which contains instructions on how to access the proxy materials over the Internet free of charge or to request a paper copy. Our stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder’s election to receive proxy materials by mail or electronically will remain in effect until such stockholder changes their election.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

What proposals will be voted on at the Annual Meeting?
1.	To elect Ilan Danieli and David S. Cohen as Class I directors for terms to expire in 2028 (“Proposal One”);
2.	To ratify the appointment of CBIZ CPAs, P.C. (“CBIZ”) as our independent registered public accounting firm for the year ending December 31, 2025 (“Proposal Two”).
3.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Who is soliciting my vote?
Our Board of Directors is soliciting your vote for the Annual Meeting.
Who can Vote?
Stockholders who owned common stock at the close of business on Monday, April 21, 2025 (the “Record Date”), are entitled to vote at the Annual Meeting.
On the Record Date, there were 1,516,296 shares of our common stock outstanding and entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder.
You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. A stockholder may revoke a proxy before the proxy is voted by delivering, to our Secretary, a signed statement of revocation or a duly executed proxy card bearing a later date. Any stockholder who has executed a proxy card but attends the Annual Meeting in person may revoke the proxy and vote at the Annual Meeting.
What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?
If your shares are registered in your name with our transfer agent, Equiniti Trust Company, LLC, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.
If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.
How do I vote?
Whether you plan to attend the virtual Annual Meeting online or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director, and how your shares should be voted with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the virtual Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Equiniti Trust Company, LLC, or you have stock certificates, you may vote:
•
By mail. Complete and mail the proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card, but do not specify how you want your shares voted, they will be voted as recommended by the Board. Proxy cards submitted by mail must be received no later than by 11:59 p.m., Eastern Time, on June 16, 2025 to be voted at the Annual Meeting.

•
By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the 16-digit control number included on the Notice or the proxy card. Votes submitted by telephone must be received by 11:59 p.m., Eastern Time, on June 16, 2025 to be voted at the Annual Meeting.

•
By Internet (before the Annual Meeting). You may vote at www.proxyvote.com, 24 hours a day, seven days a week. You will need the 16-digit control number included on the Notice or the proxy card. Votes submitted through the Internet must be received by 11:59 p.m., Eastern Time, on June 16, 2025 to be voted at the Annual Meeting.

•
By Attending the Virtual Annual Meeting. This year’s Annual Meeting will be a completely virtual meeting of stockholders and will be webcast live over the Internet. Please visit www.virtualshareholdermeeting.com/PRPO2025 to participate in the Annual Meeting. You will need the 16-digit control number included on the Notice, the proxy card or the voting instruction form. If you previously voted via the Internet (or by telephone or mail), you will not limit your right to vote virtually at the Annual Meeting. Please note that to participate in the Annual Meeting, you will need to contact the bank, broker or other nominee who holds your shares to obtain a broker’s proxy card and use the control number found on the broker’s proxy card.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have to access the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
What constitutes a quorum for the Annual Meeting?
Our Amended and Restated Bylaws (the “bylaws”), provide that a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. There are 1,516,296 shares of our common stock outstanding and entitled to vote on the Record Date. Therefore, a quorum will be present if 758,148 shares of our common stock are present in person or represented by executed proxies timely received by us at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting.
Under the General Corporation Law of the State of Delaware, shares that are voted as “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.
How is the vote counted?
Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Third Amended and Restated Certificate of Incorporation, or bylaws.
Each holder of common stock is entitled to one vote for each share held by such stockholder as of the Record Date on each matter to come before the Annual Meeting, including the election of a director. Votes cast during the Annual Meeting or by proxy by mail, via the Internet or by telephone will be tabulated by the inspector of election appointed for the Annual Meeting, who will also determine whether a quorum is present. Unless otherwise provided for in this proxy statement, abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

What vote is required to approve each proposal and how are votes counted?

Proposal	Voting Options	Board Recommends	Vote Required	Broker Discretionary Voting Allowed	Effect of Withheld Votes	Effect of Abstentions and Broker Non-Votes
Proposal 1 – To elect Ilan Danieli and David S. Cohen as Class I directors for terms to expire in 2028.	“For All”; “Withhold All”; “For All Except”	“FOR” each nominee
Affirmative vote of a plurality of the votes cast by holders of our common stock at the Annual Meeting virtually or by proxy, applies for the election of our directors. Therefore, the two director nominees receiving the most “For” votes from the holders of shares present at the meeting or represented by proxy and entitled to vote on the election of directors will be elected. Our stockholders do not have the right to cumulate votes in the election of directors.
				No	None	Abstentions and “broker non-votes” will not be included in determining the number of votes cast and, as a result, do not affect the outcome.
Proposal 2 – To ratify the appointment of CBIZ CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.	“For”; “Against”; “Abstain”	“FOR”	Affirmative vote of a majority of the votes cast by holders of shares of our common stock, at the Annual Meeting virtually or by proxy.	Yes	Against	Abstentions and “broker non-votes” will not be included in determining the number of votes cast and, as a result, do not affect the outcome.

What do I do if my shares are held in “street name”?
If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

How does the Board recommend that you vote on the proposals?
Our Board recommends that you vote:
•	“FOR” Proposal One - the election of Ilan Danieli and David S. Cohen as Class I directors for terms to expire in 2028.
•	“FOR” Proposal Two - ratification of the appointment of CBIZ CPAs, P.C. as our independent public accountant for the fiscal year ending December 31, 2025.
What happens if the Annual Meeting is postponed or adjourned?
Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted. If there are insufficient votes to approve Proposals One and Two, your proxy may be voted by the persons named in the proxy to adjourn the Annual Meeting in order to solicit additional proxies in favor of the approval of such proposal. If the Annual Meeting is adjourned or postponed for any purpose, at any subsequent reconvening of the meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you withdraw or revoke your proxy. Your proxy may be voted in this manner even though it may have been voted on the same or any other matter at a previous session of the Annual Meeting.
May I change or revoke my proxy?
Yes, you may change or revoke your proxy at any time before the Annual Meeting, in any one of the following ways:
•	signing a new proxy card and submitting it as instructed above;
•	if your shares are held in street name, re-voting by Internet or by telephone as instructed above – only your latest Internet or telephone vote will be counted;
•	if your shares are registered in your name, notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or
•	attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.
Will my shares be voted if I do not return my proxy card?
If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail, telephone, internet or vote at the Annual Meeting as described above under “How Do I Vote?”
If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market or Nasdaq) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). Under NYSE interpretations, which are also applicable to Nasdaq-listed companies, such as Precipio:
•	Proposal One – Election of Directors is considered a non-routine matter.
•	Proposal Two – Ratification of Appointment of an Independent Registered Public Accounting Firm is considered a routine matter.
If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares, the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted shares for Proposal Two - the ratification of the appointment of CBIZ CPAs, P.C. as our independent public accountant for the fiscal year ending December 31, 2025.

The bank, broker or other nominee that holds your shares does not have authority to vote your unvoted shares for Proposal One - election of Ilan Danieli and David S. Cohen as Class I directors for terms to expire in 2028. We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above in the section entitled “How does the Board Recommend that You Vote on the Proposals.”
How do I ask questions during the virtual Annual Meeting?
Stockholders may submit questions during the Annual Meeting using the “Ask a Question” field on the virtual meeting website. You will need to log in with your 16-digit control number found on the Notice, the proxy card or the voting instruction form to submit a question. Please refer to the Annual Meeting Rules of Conduct and Procedures for more information on how to ask questions. The Rules of Conduct and Procedures are available at www.proxyvote.com and during the Annual Meeting at www.virtualshareholdermeeting.com/PRPO2025.
Who is paying for this proxy solicitation?
We will bear the cost of soliciting proxies. In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What interest do officers and directors have in matters to be acted upon?
Members of the Board of Directors and executive officers of the Company do not have any interest in any proposal that is not shared by all other stockholders of the Company except for Proposal One.
Do I have dissenters’ rights of appraisal?
Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.
How may shareholders submit matters for consideration at an annual meeting?
The required notice must be in writing and received by our corporate secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is convened more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a shareholder’s notice must be so received not later than the close of business on the later of (A) the 90th day prior to the scheduled date of such annual meeting or (B) the tenth day following the day on which public announcement of the date of such annual meeting was first made.
In addition, any shareholder proposal intended to be included in the proxy statement for the next annual meeting of our shareholders in 2026 must also comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the Exchange Act), and be received no later than December 31, 2025. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a filing made with the SEC.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our Current Report on Form 8-K within four (4) business days after the Annual Meeting.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP BY
PRINCIPAL STOCKHOLDERS, DIRECTORS AND OFFICERS
Beneficial Ownership of Common Stock
On the Record Date there were 1,516,296 issued and outstanding shares of our common stock and 47 outstanding shares of Series B preferred stock.
The following table provides information known to the Company with respect to beneficial ownership of the Company’s common stock by its directors, by its named executive officers, by all of its current executive officers and directors as a group, and by each person the Company believes beneficially owns more than 5% of its outstanding common stock as of the Record Date. Percentage ownership calculations for beneficial ownership for each person or entity are based on 1,516,296 shares outstanding as of the Record Date. The number of shares beneficially owned by each person or group as of the Record Date includes shares of the Company’s common stock that such person or group had the right to acquire on or within 60 days after the Record Date, including, but not limited to, upon the exercise of options, warrants to purchase common stock or the conversion of securities into common stock. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Precipio, Inc., 4 Science Park, New Haven, CT 06511. Beneficial ownership information of persons other than our current executive officers and directors is based on available information including, but not limited to, Schedules 13D, 13F or 13G filed with the SEC or information supplied by these persons.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
5% Stockholders
David A. Eklund(1)
Named Executive Officers and Directors:
Ilan Danieli(2)	51,902	3.3%
Jeffrey Cossman, M.D.(3)	23,667	1.6%
David S. Cohen(4)	60,600	4.0%
Richard Sandberg(5)	33,310	2.2%
Christina Valauri.(6)	7,584	*
Kathleen D. LaPorte(7)	20,827	1.4%
Ron A. Andrews(8)	21,000	1.4%
Ayman Mohamed(9)	23,306	1.5%
Ahmed Zaki Sabet(10)	21,954	1.4%
All executive officers and directors as a group (11 persons)(11)	282,063	16.9%

*	Represents beneficial ownership of less than 1% of the shares of Common Stock.
(1)
This information is based solely on the information reported on the Schedule 13G filed on August 2, 2024 by David A. Eklund. The address of the David A. Eklund is 15322 Corsini Way, Naples, FL 34110. David A. Eklund beneficially owns (i) 59,250 shares of Common Stock held by DAJA Associates, LP (“Daja”), (ii) 9,250 shares of Common Stock held by the Jeanine Eklund 2012 Trust (the “Trust”), and (iii) 15,750 shares of Common Stock held by David Eklund and Jeanine Eklund JTWROS (the “JT Account”). David A. Edklund controls all decisions with respect to the voting and disposition of the shares of Common Stock owned by each of Daja, the Trust and the JT Account.

(2)
Consists of 565 shares of Common Stock owned by IDP Holdings, LLC. (Mr. Danieli is the sole member and manager of IDP Holdings, LLC), 2,287 shares of Common Stock owned by Mr. Danieli and 49,050 shares of Common Stock issuable upon the exercise of stock options that are exercisable or will become exercisable within 60 days after the Record Date.

(3)
Consists of 14,034 shares of Common Stock owned and 9,633 shares of Common Stock issuable upon the exercise of stock options that are exercisable or will become exercisable within 60 days after the Record Date.

(4)
Consists of 52,054 shares of Common Stock owned and 8,546 shares of Common Stock issuable upon the exercise of stock options that are exercisable or will become exercisable within 60 days after the Record Date.

(5)
Consists of 25,175 shares of Common Stock owned and 8,135 shares of Common Stock issuable upon the exercise of stock options that are exercisable or will become exercisable within 60 days after the Record Date.

(6)
Consists of 5,021 shares of Common Stock owned and 2,563 shares of Common Stock issuable upon the exercise of stock options that are exercisable or will become exercisable within 60 days after the Record Date.

(7)
Consists of 12,304 shares of Common Stock owned and 8,523 shares of Common Stock issuable upon the exercise of stock options that are exercisable or will become exercisable within 60 days after the Record Date.

(8)
Consists of 14,552 shares of Common Stock owned and 6,448 shares of Common Stock issuable upon the exercise of stock options that are exercisable or will become exercisable within 60 days after the Record Date.

(9)
Consists of 189 shares of Common Stock owned and 23,117 shares of Common Stock issuable upon the exercise of stock options that are exercisable or will become exercisable within 60 days after the Record Date.

(10)
Consists of 939 shares of Common Stock owned and 21,015 shares of Common Stock issuable upon the exercise of stock options that are exercisable or will become exercisable within 60 days after the Record Date.

(11)
Includes shares of Common Stock owned and shares of Common Stock that may be acquired by executive officers and directors as a group within 60 days after the Record Date through the exercise of stock options.

PROPOSAL ONE
ELECTION OF DIRECTORS
Board of Directors and Committees
Our Board consists of seven directors which are elected by the holders of our common stock. The Board is divided into three classes, Class I, Class II and Class III, with directors in each class serving for a term of three years.
The term of office of the current Class I, Class II and Class III and the directors representing each class is set out below.

NAME	Term expiry	Class
Ilan Danieli	2025 Annual Meeting	I
David S. Cohen	2025 Annual Meeting	I
Christina Valauri	2026 Annual Meeting	II
Jeffrey Cossman, M.D.	2026 Annual Meeting	II
Richard Sandberg	2026 Annual Meeting	II
Kathleen D. LaPorte	2027 Annual Meeting	III
Ron A. Andrews	2027 Annual Meeting	III

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the Annual Meeting of stockholders in the year in which their term expires.
The Board has nominated Ilan Danieli and David S. Cohen for election by the stockholders as the Class I directors to each serve three-year terms expiring at the annual meeting of stockholders in 2028. Each of the nominated directors has expressed his intention to continue to serve on the Board if elected. There are no arrangements or understandings between each of the directors and any other person pursuant to which they were selected as nominees.
Our bylaws provide that directors are elected by a plurality vote. Therefore, our directors will be elected if they are the nominees receiving the highest number of affirmative votes. This means that votes withheld and broker non-votes with respect to the election of the directors will have no effect on the election of such directors. If one of the directors is unable to serve as a director, the Board may nominate a substitute nominee. In that case, the Board will vote all valid proxies that voted in favor of the director that is unable to serve, for the election of the substitute nominee.
Certain biographical information regarding our director nominees and directors continuing in office after the Annual Meeting, including their ages, is set forth below in “Information About Our Board Of Directors.” In each individual’s biography we have highlighted specific experience, qualifications, and skills that have led the Board to conclude that such individual is a valued member of our Board. In addition to these specific attributes, all of our directors have significant expertise in one or more areas of importance to our business and have high-level managerial experience in relatively complex organizations or are accustomed to dealing with complex problems. We believe all of our directors are individuals of high character and integrity, are able to work well with others, and have sufficient time to devote to the affairs of our company.
Vote Required
The nominees for director who receive the greatest number of votes FOR election (also known as a plurality) will be elected as directors. If nominees are unopposed, election requires only a single “FOR” vote. Shares voting “withheld” have no effect on the election of directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE DIRECTOR NOMINEES NAMED IN PROPOSAL ONE.

INFORMATION ABOUT OUR BOARD OF DIRECTORS
BOARD COMPOSITION
Our Board of Directors is made up of seven individuals, each with a valuable core set of skills, talents and attributes that make them appropriate for our Company’s Board as a whole. When searching for new Board candidates, the Nominating and Governance Committee considers the evolving needs of the Company’s global business and searches for Board candidates that fill any current or anticipated future needs or gaps in skills, experience and overall Board composition.
Board Practices Support Thoughtful Board Composition
Board Composition to Support Company Strategy
The Board and the Nominating and Governance Committee regularly evaluate the size and composition of the Board to ensure appropriate alignment with the Company’s evolving business and strategic needs.
Policy on Board Diversity
The Board believes that it is essential that directors represent diverse perspectives, skills and experience. When evaluating the various qualifications, experiences and backgrounds of Board candidates, the Board reviews and discusses many aspects of diversity such as gender, race, national origin, education, professional experience, geographic representation and differences in viewpoints and skills. To the extent possible, director recruitment efforts include several of these factors and the Board strives to recruit candidates that enhance the Board’s diversity.
Board Refreshment
The Board believes the fresh perspectives brought by new directors are critical to a forward-looking and strategic Board when appropriately balanced by the deep understanding of the Company’s business provided by longer-serving directors.
Director Succession Planning
The Nominating and Governance Committee reviews the short- and long-term strategies and interests of the Company to determine what current and future skills and experience are required of the Board in exercising its oversight function.
Our Board’s Qualifications
As determined by our Board and the Nominating and Governance Committee, all of our directors and director candidates possess the following qualifications:

Director Qualification	Description
Financial Literacy	Directors and director candidates should be “financially literate” as such qualification is interpreted by the Board in its business judgment.

Leadership Experience
Directors and director candidates should possess significant leadership experience, such as experience in business, finance/accounting, financial services regulation, education or government, and shall possess qualities reflecting a proven record of accomplishment and ability to work with others.

Commitment to Our Values
Directors and director candidates shall be committed to promoting our financial success and preserving and enhancing our business and ethical reputation, as embodied in our code of business conduct and ethics.

Absence of Conflicting Commitments	Directors and director candidates should not have commitments that would conflict with the time requirement commitments of a director.

Director Qualification	Description
Reputation and Integrity
Directors and director candidates shall be of high repute and recognized integrity and not have been convicted in a criminal proceeding (excluding traffic violations and other minor offenses). Such person shall not have been found in a civil proceeding to have violated any federal or state securities or commodities law and shall not be subject to any court or regulatory order or decree limiting his or her business activity, including in connection with the purchase or sale of any security or commodity.

Knowledge and Experience	Directors and director candidates should possess knowledge and experience that will complement that of other directors and promote the creation of stockholder value.

The process undertaken by the Nominating and Governance Committee in recommending qualified director candidates is described under “Nominating and Corporate Governance Committee” below. All of our directors bring significant executive leadership derived from their careers and professions. When considering whether our current directors have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Nominating and Governance Committee and the Board of Directors focuses primarily on the information discussed in each of the director’s individual biographies described below.

NAME	AGE(1)	Position	Board member since year
Ilan Danieli	53	Chief Executive Officer Director	2017
David S. Cohen	66	Director, Chair of the Compensation Committee, Member of the Audit Committee	2017
Jeffrey Cossman, M.D.	78	Director, Chair of the Nominating and Corporate Governance Committee	2017
Kathleen D. LaPorte	63	Director, Chair of the Audit Committee	2018
Richard Sandberg	82	Chairman, Director and Member of the Audit Committee	2019
Ron A. Andrews	65	Director, Member of the Compensation Committee	2021
Christina Valauri	69	Director, Member of the Nominating and Corporate Governance Committee	2024

(1)	Age as of the Record Date.

Ilan Danieli, Chief Executive Officer

Mr. Danieli, age 53, has served as our Chief Executive Officer and as a member of our board of directors since June 2017. Prior to that, Mr. Danieli was the founder of Precipio Diagnostics LLC and was its Chief Executive Officer from 2011 until 2017. Mr. Danieli has over 20 years managing small and medium-size companies, and some of his previous experiences include serving as Chief Operating Officer of Osiris Therapeutics, Inc., a publicly-traded company based in New York City with operations in the US, Canada, Europe and Asia and as the VP of Operations for Laurus Capital Management LLC, a multi-billion dollar hedge fund, among various other entrepreneurial ventures. Mr. Danieli has a Master’s in Business Administration from the Darden School of Business at the University of Virginia, and a bachelor’s degree in Economics from Bar-Ilan University in Israel. As founder and Chief Executive Officer of the Company since its inception in 2011, Mr. Danieli has developed a unique understanding of the market need. Mr. Danieli has assembled the Company’s management team and is closely familiar with the team’s skill sets and capabilities needed to execute on the Company’s vision. Furthermore, Mr. Danieli possesses both the operational, financial, sales and marketing background to contribute to our board decisions on strategy and execution.
David S. Cohen

Mr. Cohen, age 66, was appointed as a director of the Company in November 2017. Mr. Cohen is the Chief Operating Officer and co-owner of Standard Oil of Connecticut, Inc. the largest independent petroleum retailing company in Connecticut. He has founded several ventures, including: Standard Security Systems, a provider of electronic security services; ResCom Energy, a multi-state supplier of deregulated electricity; Moneo Technology Solutions, a provider of security and network infrastructure solutions; Genixo Construction, a remodeling contractor for multi-family properties; and Standard Specialty Chemicals, a manufacturer of industrial absorbents. Mr. Cohen is also an experienced investor in numerous start-up and early stage businesses. Mr. Cohen currently sits on several private company boards. Mr. Cohen holds a B.A. from Harvard College and Master’s in Business Administration from the Harvard Business School. Mr. Cohen brings to the Board a wealth of experience as a serial entrepreneur that has built several successful companies, as well as a strong investment track record. Mr. Cohen has been an early-stage investor in Precipio, Inc. and brings his deep familiarity with the business to help guide management and the Board in its strategy.

Jeffrey Cossman, M.D.

Dr. Cossman, age 78, was appointed as a director of the Company in September 2017. Dr. Cossman retired in February 2014. From 2014 to 2022, Dr. Cossman was Medical Advisor for Epigenomics AG. From 2010 to 2014, Dr. Cossman was Founder, Chief Executive Officer and Chairman of the Board at United States Diagnostic Standards, Inc. He is a Co-Founder of the Association for Molecular Pathology (AMP). He was a member of the Board of Directors of The Personalized Medicine Coalition from 2008 to 2014. He previously served as Chief Scientific Officer and as member of the Board of Directors of The Critical Path Institute from 2006 to 2010, and as Medical Director of Gene Logic, Inc. from 1999 to 2006. From 1989 to 2005, he was Professor and Chairman of the Department of Pathology at Georgetown University Medical Center where he was the Oscar Benwood Hunter Chair of Pathology. He also served as Senior Investigator in Hematopathology at the National Cancer Institute from 1981 to 1989. Dr. Cossman holds a B.S. from the University of Michigan and an M.D. from the University of Michigan Medical School. He is board-certified in Pathology and trained in Pathology and Hematopathology at the University of Michigan, Stanford University and the National Institutes of Health. The Board believes that, as former Chairman of the Department of Pathology of Georgetown University, a premier academic institution, Dr. Cossman provides significant insight and guidance as to how we should execute on our model. Furthermore, his experience in the molecular diagnostics field is significant to our strategy. He is a pioneer of the field of Molecular Diagnostics and invented some of the first DNA-based molecular diagnostic tests for cancer, which are now in worldwide clinical use.
Kathleen D. LaPorte

Ms. LaPorte, age 63, was appointed as a director of the Company in 2018. Ms. LaPorte is an executive and past venture capital investor with 35 years’ experience building innovative life sciences companies. Ms. LaPorte was one of the founders of New Leaf Venture Partners in 2005 and stayed with New Leaf Venture Partners until 2011. She was a co-founder of HealthTech Capital, a group of healthcare technology focused private and corporate investors. From 2014 to 2016, Ms. LaPorte served as chief business officer and later as CEO of Nodality Inc., an immuno-oncology diagnostics company. Ms. LaPorte is an independent consultant and currently serves as a director and audit committee chair of Bolt Biotherapeutics, Inc. (NASDAQ: BOLT ), where she has served as a director since January 2021 and Q32Bio (NASDAQ: QTTB), where she has served as a director since August 2021. She also serves as director and compensation committee chair of 89bio, Inc. (NASDAQ: ETNB) and of CERo Theraputics (NASDAQ: CERO), where she has respectively served as a director since November 2021 and February 2024. Ms. LaPorte also sits on several private company boards. Ms. LaPorte has a B.S. in biology from Yale University and an MBA from Stanford University Graduate School of Business. Ms. LaPorte’s experience complements the diverse expertise of our board with relevant skills and network from her years of involvement within the diagnostic sphere.

Richard Sandberg, Chairman

Mr. Sandberg, age 82, was appointed as director of the Company in 2019 and has served as our Chairman of the Board of directors since March 2021. Mr. Sandberg is a seasoned executive with a substantial track record as an executive in and a director of emerging diagnostic companies like Precipio. In 1984, Mr. Sandberg founded Dianon Systems, Inc., a leading anatomic pathology laboratory which went public in the United States in 1991 and served at various times as its chairman, chief executive officer, and chief financial officer until 1995. More recently, Mr. Sandberg served from 2008 to June of 2019 as chairman of Oxford Immunotec Global PLC which went public in the United States in 2012 and as a director from 2008 until its sale to PerkinElmer, Inc. in March 2021. Since 2017, Mr. Sandberg has served as the chairman and chief executive officer of Resolys Bio, Inc., a privately held pharmaceutical company focused on treating chronic traumatic brain injury. Mr. Sandberg brings substantial market, operational, and financial experience to the Board which can contribute to the Company’s board decisions on strategy and execution.
Ron A. Andrews

Mr. Andrews, age 65, is an experienced leader in the Diagnostics and Molecular Diagnostics industry with over 35 years leading various sized organizations from divisions of large global entities such as Abbott Diagnostics, Roche Molecular Diagnostics and LifeTechnologies/Thermo Fisher to public CEO roles in successful start-up organizations like Clarient Inc. (NASDAQ: CLRT) and Oncocyte Inc. (NASDAQ: OCX). Most recently, Mr. Andrews has focused on assisting VC firms’ portfolio companies with interim CEO and Executive Chairman roles to bring emerging molecular technology companies through product development and fund-raising cycles. He has been instrumental in over $600M of capitalization for the various entities he has led or chaired and has led over $15B in exits over the course of his career.
Mr. Andrews has held numerous board positions in public and private companies as well as served as a member of the Board of Governors of CancerLinQ LLC, a wholly-owned non-profit subsidiary of the American Society of Clinical Oncology. He currently serves on the Board of Trustees for Wofford College and several privately-held Molecular Diagnostic companies. Mr. Andrews graduated from Wofford College in 1981 with degrees in Biology and Chemistry.
Mr. Andrews’ focus on democratizing important academic capabilities to empower community oncologists and pathologists with diagnostic tools that enable accurate, rapid delivery of important information allowing them to provide the best care for their patient is of significant value to the Company growing its products business.

Christina R. Valauri

Ms. Christina R. Valauri, age 69, was appointed as a director of the Company in January 2024. Ms. Valauri has over 30 years of experience in the capital markets holding leadership roles as a healthcare analyst, director of research and senior manager at several investment banks and global financial firms. Her background in equity securities research has provided a deep base of knowledge and experience in pharmaceutical, biotech, and med-tech companies. She has been recognized by the Wall Street Journal’s “Best on the Street” All-Star Analyst Survey. Ms. Valauri has been the founder and CEO of Sagestone Advisory, LLC since July 2017, where she is also a business strategy consultant. Ms. Valauri has served as an advisor and mentor to early-stage companies and has been an angel investor for over 20 years. Ms. Valauri has served as a Mentor at Weill Cornell Medicine BioVenture eLab since April 2021 and held the position of Entrepreneur in Residence from July 2023 to July 2024. Since June 2024, she has served as a board director for Tivic Health Systems, Inc. (NASDAQ: TIVC). Ms. Valauri holds a National Association of Corporate Directors Directorship Certification (NACD.dc) and a Competent Boards Sustainability & ESG Designation (GCB.D) and Certification. Ms. Valauri earned her B.A. in biology from Reed College, and an MBA from Cornell University Johnson School of management Class of 2020.
Code of Business Conduct and Ethics
The Code of Business Conduct and Ethics is available in the Investor Relations section of our website at https://www.precipiodx.com/wp-content/uploads/2022/08/Code-of-Business-Conduct.pdf. To satisfy our disclosure requirements under Item 5.05 of Form 8-K, we will disclose amendments to, or waivers of, certain provisions of our Code of Business Conduct and Ethics relating to our chief executive officer, chief financial officer, chief accounting officer, controller or persons performing similar functions on our website promptly following the adoption of any such amendment or waiver. The Code provides that any waivers of, or changes to, the Code that apply to the Company’s executive officers or directors may be made only by the Audit Committee. In addition, the Code includes updated procedures for non-executive officer employees to seek waivers of the Code.
Corporate Governance
Our Board has determined that having an independent director serve as the Chairperson of the Board is in the best interests of our stockholders. The Chairperson of our Board is Mr. Richard Sandberg. We believe that this leadership structure enhances the accountability of our CEO to the Board and strengthens the Board’s independence from management. Our Board recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairperson, particularly as the board of directors’ oversight responsibilities continue to grow. While both Mr. Sandberg and Mr. Danieli are actively engaged in significant matters affecting our Company, such as long-term strategy, we believe splitting these leadership positions enables Mr. Danieli to focus his efforts on running our business and managing our Company while permitting Mr. Sandberg to focus on the governance of our Company, including Board oversight.
Director Attendance at Meetings
Our Board conducts its business through meetings, both in person and telephonic and by actions taken by written consent in lieu of meetings. During the fiscal year ended December 31, 2024, our Board held nine (9) meetings. Four (4) of these meetings were held in person or by telephone, and five (5) were through written consent. All directors attended 100% of the meetings of our Board and of the committees of our Board on which they served during the fiscal year ended December 31, 2024. Our Board encourages all directors to attend our annual meetings of stockholders unless it is reasonably unpracticable for a director to do so.

Executive Sessions
Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. In addition, at least twice a year, the independent directors meet in a private session that excludes management and any non-independent directors. Each executive session of the independent directors is presided over by the Chair of the Board, if the Chair of the Board qualifies as independent, or by the lead director, if the Chair of the Board does not qualify as independent.
Director Attendance at Annual Meetings of Stockholders
We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders.
COMMITTEES OF OUR BOARD OF DIRECTORS
Board of Directors – Committee Membership
Our Board of Directors has established three standing committees:
•	Audit Committee
•	Compensation Committee
•	Nominating and Corporate Governance Committee
Upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors elects committee members annually. The Company’s committee structure currently consists of:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Richard Sandberg	Member
Kathleen LaPorte	Committee Chair
David S. Cohen	Member	Committee Chair
Ron A. Andrews		Member
Jeffery Cossman			Committee Chair
Christina R. Valauri			Member

The Board of Directors has determined that each of the Audit, Compensation, and Nominating and Corporate Governance Committees are composed solely of independent directors within the meaning of the rules of the SEC and the listing rules of the Nasdaq Stock Market. Current copies of the charters of the Audit, Compensation, and Nominating and Corporate Governance Committees are posted under the “Investors” - “Corporate Governance” section of our website at www.precipiodx.com.
Committee Meetings in 2024

Committee	Number of Meetings in 2024
Audit Committee	8
Compensation Committee	8
Nominating and Corporate Governance Committee	5

Audit Committee
We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The current members of the Audit Committee are Ms. LaPorte, the chairperson of the Audit Committee, Mr. Sandberg, and Mr. Cohen, all of whom have been determined by the Board to be independent under the Nasdaq listing standards and rules adopted by the SEC applicable to audit committee members. The Board of Directors has determined that Mr. Sandberg, Mr. Cohen, and Ms. LaPorte each qualify as an “audit committee financial expert” under the rules adopted by the SEC and the Sarbanes Oxley Act of 2002 and that each has accounting or related financial management expertise, in accordance with the rules of the SEC and the listing rules of the Nasdaq Stock Market. The Board of Directors has determined that each member of the Audit Committee is able to read and understand fundamental financial statements. The Audit Committee is responsible for, among other things:
•	retaining, overseeing, and determining the compensation of Precipio’s independent auditors and other registered public accounting firms;
•	approving the services performed by them;
•	reviewing and overseeing Precipio’s financial reports and reporting process, accounting principles, and its system of internal accounting controls;
•	overseeing compliance with legal and regulatory requirements;
•	establishing procedures for the receipt, retention, and treatment of complaints regarding accounting, internal controls and auditing matters; and
•	enterprise risk management, including overseeing major financial and cybersecurity risks.
See the “Report of the Audit Committee” below.
Fiscal year 2024 activity
During fiscal year ended December 31, 2024, the Audit Committee fulfilled its duties and responsibilities as outlined in the charter. The Audit Committee meets at least twice each quarter – once in connection with quarterly Board meetings and once to review the quarterly Form 10-Q or annual Form 10-K. In addition, the Audit Committee meets as needed to address emerging accounting, compliance, or other matters or for educational training. Specifically, the Audit Committee:
•	Reviewed and discussed with management and the independent registered public accounting firm the Company’s consolidated financial statements and related periodic reports filed with the SEC;
•
Met in periodic executive sessions with each of management and the independent registered public accounting firm to discuss the results of the audit by the independent auditors, their evaluations of internal controls, and the overall quality of the Company’s financial reporting, and any other matters as appropriate; and

•	Reviewed the Company’s related party transactions and policy for related party transactions.
Compensation Committee
The Compensation Committee currently consists of Mr. Cohen who is acting as the chairperson of the Committee and Mr. Andrews. Each of the Compensation Committee members has been determined by the Board to be independent under Nasdaq listing standards applicable to compensation committee members. Under our Compensation Committee Charter which is available on our website at www.precipiodx.com, members of the Compensation Committee must qualify as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act. The members of the Compensation Committee are not and have never been officers or employees of the Company or any of its subsidiaries. No directors or executive officers of our Company serve on the compensation committee of another company of which a member of our Compensation Committee is an officer.
The Compensation Committee is responsible for, among other things:
•	reviewing, modifying, and approving (or, if it deems appropriate, making recommendations to the full Board) regarding the overall compensation strategy and policies for the Company;

•
administering Precipio’s compensation programs, including its stock-based compensation plans, including approval or adoption, amendment, and termination of stock option plans, pension and profit-sharing plans, bonus plans, and similar programs;

•
reviewing the performance of Precipio’s executives and other senior management and approving the goals and objectives, as well as compensation (including salary, bonus, and equity grants) relevant to the compensation of Precipio’s executives and other senior management, other than the Chief Executive Officer;

•	conducting an annual performance evaluation of the Chief Executive Officer and recommending all elements of the Chief Executive Officer’s compensation to the Board for their review and approval;
•	periodically evaluating compensation paid to non-management members of the Board of Directors, including monitoring the competitiveness and composition of director compensation;
•	recommending to the Board of Directors changes to Precipio’s compensation policies; and
•	approving and recommending to the Board of Directors the creation or revision of its stock ownership guidelines and “clawback” policy.
The Compensation Committee has the authority to delegate certain responsibilities, including granting stock options and restricted stock to eligible individuals other than officers and directors, within specified limitations. It may also establish subcommittees and delegate authority as needed. Additionally, the committee has sole discretion to retain, at the Company’s expense, internal or external legal, accounting, or other advisors and consultants. It also holds the exclusive authority to retain and terminate compensation consultants for evaluating executive and director compensation, including approving their fees and retention terms.
The compensation program is designed to tie a significant portion of incentive-eligible employees’ compensation to our long-term success. The Compensation Committee considers the risks associated with our compensation policies and practices with respect to both executive compensation and compensation generally. The Compensation Committee considers the Company’s long-standing culture, which emphasizes incremental continuous improvement and sustained long-term stockholder value creation, and ensures that these factors are reflected in the design of the Company’s compensations plans. Our compensation program is structured so that a considerable amount of our incentive-eligible employees’ compensation is tied to the long-term health of the Company. We avoid the type of disproportionately large, annual incentives that could encourage employees to take risks that may not be in our stockholder’s long-term interests and we weight our management’s incentive compensation toward profitability and long-term performance decisions.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee currently consists of Dr. Cossman, who serves as chairperson of the committee, and Ms. Valauri, each of whom has been determined by the Board to be independent under the Nasdaq listing standards. The Nominating and Corporate Governance Committee is responsible for, among other things:
•
identifying, evaluating and recommending to the Board, qualified individuals to become director nominees at Precipio’s annual meetings of stockholders or to fill vacancies occurring between annual meetings of stockholders;

•
evaluating the performance of the members of the committees of the Board, reviewing the composition of such committees and recommending to the Board, annually, the chairpersonship and membership of each committee; and

•	developing, recommending to the Board of Directors and reviewing Precipio’s corporate governance principles and determine adherence to the Company’s Code of Business Conduct and Ethics.
The Nominating and Corporate Governance Committee has adopted a Director Nominees Consideration Policy, whereby Board candidates are identified primarily through suggestions made by directors, management and stockholders of the Company. We have implemented no material changes to the procedures by which stockholders may recommend nominees for the Board. The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders that are submitted in writing to the Company’s Corporate Secretary in a timely manner and which provide necessary biographical and business experience information regarding the nominee. The Board does not prescribe any minimum qualifications for director candidates, and all candidates for director will be evaluated based on their qualifications, diversity, age, skill and such other factors as deemed appropriate by the Nominating and Corporate Governance Committee given the current needs of the Board, the committees of the Board and the Company.
We consider diversity, such as gender, race, ethnicity and membership of an underrepresented community, among those meaningful factors in identifying and considering director nominees, but do not have a formal diversity policy. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience and background in these various areas.
Absent other factors which may be material to its evaluation of a candidate, the Nominating and Corporate Governance Committee expects to recommend to the Board for selection incumbent directors who express an interest in continuing to serve on the Board. Following its evaluation of a proposed director’s candidacy, the Nominating and Corporate Governance Committee will make a recommendation as to whether the Board should nominate the proposed director candidate for election by the stockholders of the Company. Ilan Danieli and David S. Cohen, the director nominees to be elected at the 2025 Annual Meeting were each initially recommended for reelection to our Board by other members of the Board serving at the time and by members of management. In determining to nominate each director nominee at this Annual Meeting, the nominating and corporate governance committee and Board evaluated each nominee in accordance with our standard review process for director candidates in connection with a director’s initial appointment and his or her nomination for election or re-election, as applicable, at the Annual Meeting.
When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the board member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this proxy statement and proposed for election by you at the Annual Meeting.
Director Skills
The following matrix highlights the mix of key skills, qualities, attributes, and experiences of the board members that, among other factors, led the Nominating and Corporate Committee to recommend the individuals for election to the Board. The matrix is intended to depict notable areas of focus for each director, and not having a mark does not mean that a particular director does not possess that qualification or skill. Nominees have developed competencies in these skills through education, direct experience, and oversight responsibilities. Additional biographical information on each nominee is set out below, starting on page 11 above.

	Sandberg	Danieli	LaPorte	Valauri	Cossman	Cohen	Andrews
Prior or Current Public Company Board Experience	•	•	•	•	•	•	•

Leadership	•	•	•	•	•	•	•

Corporate Governance	•	•	•	•	•	•	•

Risk Management	•	•	•	•	•	•	•

Financial	•	•	•	•	•	•	•

Environmental, Social, and Governance (ESG)				•	•	•

Strategy and Operations	•	•	•	•	•	•	•

Brand and Marketing	•	•	•		•	•

People and Culture	•	•	•	•	•	•	•

Innovation and Technology	•	•			•	•	•

Corporate Governance Best Practice summary
Precipio’s Board oversees the CEO and other senior management in the competent and ethical operation of Precipio, Inc. on a day-to-day basis and assures that the long-term interests of stockholders are being served.

Board Composition and Independence	Board and Committee Practices	Stockholder Rights
•
All directors are independent except Chief Executive Officer

•
Separation of the Chair and Chief Executive Officer roles

•
100% independent committees

•
Executive sessions provided for all quarterly Board and committee meetings

•
Board has significant interaction with senior management and access to other employees

•
All members of the Audit Committee are financial experts

•
100% attendance by directors at Board and committee meetings in 2024

•
Commitment to diversity of board composition in terms of gender, race, national origin, education, professional experience, geographic representation and difference in viewpoints and skills
• Annual elections for directors depending on their class • Proxy access for stockholders

Oversight of Risk Management
Risk is an inherent aspect of any business, and how effectively a company manages risk can significantly impact its success. We face various risks, including economic, financial, legal, regulatory, and competitive. While our management team is responsible for the day-to-day management of these risks, our Board, as a whole and through its committees, has responsibility for the oversight of risk management and provides strategic oversight to ensure that risk management processes are effective and aligned with our long-term objectives. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.
As part of its oversight role, the Board evaluates major risks facing our Company and assesses strategies for mitigation to protect stockholders' interests and support our financial strength. Effective risk management requires not only understanding the risks themselves but also determining an appropriate level of risk tolerance. By engaging in regular discussions with management, our Board monitors our risk appetite and ensures it aligns with the Company’s strategic goals.
Risk oversight is an ongoing priority in Board meetings, where directors engage with management on a range of topics, including corporate governance, regulatory compliance, operational risks, significant transactions, insurance, litigation, and other key business matters.
The role of the Board in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full Board (or the appropriate Board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairperson of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communications with the Board of Directors
Stockholders and other parties may communicate directly with the Board of Directors or the relevant board member by addressing communications to:
Precipio, Inc.
c/o Corporate Secretary
4 Science Park
New Haven, CT 06511
You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party. All stockholder correspondence will be compiled by our corporate secretary. Communications will be distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. A copy of any such written communication may also be forwarded to Precipio’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with Precipio’s legal counsel, with independent advisors, with non-management directors, or with Precipio’s management, or may take other action or no action as the director determines in good faith is necessary, using reasonable judgment, and applying his or her own discretion. Items that are unrelated to the duties and responsibilities of the Board of Directors may be excluded, such as:
•	junk mail and mass mailings;
•	resumes and other forms of job inquiries;
•	surveys; and
•	solicitations and advertisements.
In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any independent director upon request.
The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by Precipio, Inc. regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees and third parties of concerns regarding questionable accounting, internal accounting controls or auditing matters. We have also established a toll-free telephone number for the reporting of such activity, which is 1-844-703-8157.
Director Independence
Our Company is governed by our Board. Currently, each member of our Board, other than Ilan Danieli, our Chief Executive Officer, is an independent director and all standing committees of our Board are composed entirely of independent directors, in each case under Nasdaq’s independence definition applicable to boards of directors. For a director to be considered independent, our Board must determine that the director has no relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Members of the Audit Committee also must satisfy a separate SEC independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from us or any of our subsidiaries other than their directors’ compensation. In addition, under SEC rules, an Audit Committee member who is an affiliate of the issuer (other than through service as a director) cannot be deemed to be independent. In determining the independence of members of the Compensation Committee, Nasdaq listing standards require our Board to consider certain factors, including but not limited to: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by us to the director, and (2) whether the director is affiliated with us, one of our subsidiaries or an affiliate of one of our subsidiaries. Under our Compensation Committee Charter, members of the Compensation Committee also must qualify as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act.
Family Relationships
There are no family relationships among the officers and directors, nor are there any arrangements or understanding between any of the Directors or Officers of our Company or any other person according to which any Officer or Director was or is to be selected as an officer or director.

Involvement in Certain Legal Proceedings
During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:
•
the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years before that time;

•	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•
subject to any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending, or otherwise limiting his involvement in any type of business, securities or banking activities;

•	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;
•
the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•
the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Related Person Transactions
There have been no transactions since January 1, 2023 to which we have been a participant in which the amount involved exceeded or will exceed $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements which are described under “Executive Compensation” and “Director Compensation” below.
Environmental, Social and Governance (“ESG”) Practices.
We recognize the growing investor interest in ESG frameworks. Our long-term success is built and dependent on the long-term, sustainable success of all who live, work and do business in the communities we serve. Our ESG approach is guided by our common purpose and mission: providing quality patient care by developing innovative cutting-edge technologies to eradicate misdiagnosis. We do so by providing uncompromising quality, exceptional service and innovative solutions, and by adhering to our core values: innovation, continued learning, team-work, and accountability. We believe that delivering on our mission requires instituting a high standard of corporate responsibility for the benefit of all of our stakeholders. Further, we believe that this broader view of corporate purpose is expected by our stakeholders, will better serve these stakeholders, and will ultimately create long-term value.
Our Company is at the forefront of a revolution in cancer care and is committed to helping physicians provide accurate, appropriate, and targeted treatments for their patients. Our investments in human capital management, patient advocacy, and community outreach initiatives, along with our commitment to advancing environmental sustainability initiatives, are the foundation of our strategic goals and our Company beliefs.

We view our ESG and corporate sustainability responsibility through several important perspectives, a summary of which is provided below:

Category	Key Highlights
Mission & Purpose	Delivering quality patient care by developing cutting-edge technologies to eradicate misdiagnosis.
Core Values	Innovation, continued learning, teamwork, and accountability.
Corporate Governance	High ethical standards with a robust Code of Business Conduct & Ethics, ensuring fair workplaces, strong board governance, and independent oversight.
Board & Accountability	Experienced Board of Directors with three committees: Audit, Compensation, and Nominating & Corporate Governance. Commitment to board independence and diversity.
Corporate Culture	Open-door policy, employee engagement, training and development, and work-life balance initiatives, including unlimited personal time off.
Human Capital Management	Recruitment & retention of a diverse, highly skilled workforce, with professional growth opportunities, annual performance reviews, and inclusive hiring practices.
Diversity & Inclusion	Commitment to gender, ethnic, and cultural diversity, ensuring an inclusive and equitable workplace.
Environmental Responsibility	Sustainable business practices, office recycling, and paper use reduction. Annual community engagement through the Salvation Army Adopt-A-Family program.
Social Responsibility	Investment in patient advocacy, community outreach, and healthcare equity.
ESG Oversight	The Nominating & Corporate Governance Committee oversees ESG-related risks and strategic implementation.
Commitment to Transparency	Ongoing ESG reporting and sustainability disclosures as part of long-term corporate responsibility.

Code of Business Conduct and Ethics: We view good corporate governance as essential to creating and preserving value for our shareholders. Our directors and employees conduct themselves under the highest moral and ethical standards, informed by a robust Code of Business Conduct and Ethics. We are committed to ensuring a fair workplace for our employees as well as partners and customers with whom we do business. We have strict policies to protect against unlawful discrimination and harassment. We have an Open-Door Policy to encourage honest and direct communication to resolve issues and concerns expeditiously. We also have an Ethics Hotline that provides an alternative and anonymous method of reporting suspected compliance violations, unlawful or unethical behavior, or fraud.
Holding Ourselves Accountable: We have an effective and highly experienced Board of Directors which staffs/operates three committees: Audit, Compensation, and Nominating & Corporate Governance. We promote board independence and embrace board diversity in all its facets, including skills, experience, gender, ethnicity, and race. Our Corporate Governance Guidelines outline key principles and rules to help our Board of Directors exercise its responsibilities and serve the interests of the Company and its stockholders.
Corporate Culture. We strive to promote a corporate culture through employee engagement, training and Development, Life-work balance, and communication initiatives. We create a fun, good-spirited work environment that rewards innovation and collaboration at all levels. Management is encouraged to demonstrate an “open door policy”. We hold periodic employee appreciation events. We have an unlimited personal time off policy which we periodically review to ensure employees are taking sufficient time off. We encourage our managers to ensure that our team takes personal time off so that they can enjoy a good healthy lifestyle, balancing between work and personal time.
Human Capital Management: Human capital management, including the recruitment and retention of a talented, diverse and highly motivated workforce, is an essential component of our strategy for long-term value creation. Our commitment to maintaining an excellent workplace includes investing in ongoing opportunities for employee development in a diverse and inclusive environment. We also aim to foster both personal and professional growth for employees at all levels of the organization through annual performance reviews, role-specific training and professional development opportunities.

Diversity: Diversity in gender and ethnicity is well-established within our workforce. We embrace and value diversity in all its forms, whether gender, age, ethnicity or cultural background. Equal opportunity is integral to our recruitment process, as we aim to develop a community of diverse talent. We seek to maintain a positive workplace, free from discrimination and harassment. We believe that a diverse and inclusive workforce where different perspectives are recognized and respected, positively impacts our performance and strengthens our culture.
Environmental and Social Responsibility. We are committed to conducting business in a responsible manner that provides a safe workplace for our employees, protects the environment, and is consistent with our values as a good corporate citizen. We encourage recycling at our offices and limit the use of paper and other consumables to the extent possible to protect the environment. We have a long history of providing meaningful, and often transformational, support to the communities in which we operate. For example, on an annual basis we partner with Salvation Army “Adopt-A-Family” program, a program that matches sponsors with families in need for the holidays, and the sponsors then provide a grocery voucher for a holiday meal and gifts for each child 15 and under.
Our Board plays a critical role in overseeing the potential impact of ESG matters on the Company’s operations and business, with specific oversight responsibilities being delegated to its Nominating and Corporate Governance Committee. We will continue to invest in our employees, culture, community partnerships and outreach, and our environmental efforts, and will continue to report on other ESG and corporate sustainability measures over time. As we build a world-class company to deliver on our mission, we will provide more details around material ESG and sustainability risks.
Insider Trading and Anti-Hedging Policy
We have adopted an insider trading policy that, among other things, expressly prohibits all of our employees, including our named executive officers, as well as our directors, and certain of their family members and related entities, from engaging in short sales of our securities, purchases or sales of puts, calls or other derivative securities based on our securities; and purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of our securities. We believe that our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us.
It is the Company’s policy to comply with applicable insider trading laws, rules and regulations, and any exchange listing standards when engaging in transactions in Company securities.
Compensation Recovery (clawback) Policy
As a matter of policy, we have implemented compensation recovery “clawback” provisions for incentive awards that are provided to Executive Officers and based on Company financial metrics. These clawback provisions allow the Company to recoup awards that have been previously paid/awarded under certain circumstances such as a material misstatement of financial performance. The clawback right has also been extended to instances where the named executive officers have engaged in intentional misconduct in the performance of their duties to the Company or otherwise violated the Company’s Code of Business Conduct in any material respect.
In October 2022, the SEC adopted a final rule directing national securities exchanges and associations, including the Nasdaq, to implement listing standards that require listed companies to adopt policies mandating the recovery or clawback of excess incentive-based compensation earned by a current or former executive officer during the three fiscal years preceding the date the listed company is required to prepare an accounting restatement, including to correct an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The Nasdaq’s listing standards pursuant to the SEC’s rule became effective for incentive-based compensation received on or after October 2, 2023. We adopted a Compensation Recovery Policy pursuant to the Nasdaq listing standards on June 21, 2023. The policy has been filed as Exhibit 97 to the Company’s 2023 Annual Report.
Policies and Practices Related to the Grants of Certain Equity Awards
We grant stock options and other equity-based awards to executives and employees as part of our compensation program. Annual equity awards are granted from time to time at the sole discretion of the Compensation Committee to eligible full-time and part-time officers and other employees, non-employee directors and consultants of Precipio. Grants are typically issued on the first trading day of the month following approval of such awards. To the extent applicable, awards to new hires or in connection with a promotion are generally made on the first trading day of the quarter following the approval of the award.

It is the policy of the Board and the Compensation Committee to not take material nonpublic information into account when determining the timing of equity awards in order to take advantage of a depressed stock price or an anticipated increase in stock price. Similarly, it is our practice not to time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation.
During 2024, we did not grant stock options to any of our named executive officers during any period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-K, 10-Q or 8-K that discloses material nonpublic information.
Delinquent Section 16(a) Reports
Under U.S. securities laws, directors, certain officers and persons holding more than 10% of our Common Stock must report their initial ownership of our Common Stock and any changes in their ownership to the SEC. The SEC has designated specific due dates for these reports and we must identify in this Proxy Statement those persons who did not file these reports when due.
Based solely on our review of copies of the reports filed with the SEC and the written representations of our directors and executive officers, we believe that all reporting requirements for fiscal year 2024 were complied with by each person who at any time during the 2024 fiscal year was a director or an executive officer or held more than 10% of our Common Stock, except for the following Form 4 filings which relate to the repricing of certain stock options granted pursuant to the Company's Amended and Restated 2017 Stock Option and Incentive Plan, as amended, and as further described in the Company’s Current Report on Form 8-K filed with the SEC on September 6, 2024:

Date of Filing	Reporting Person
September 6, 2024	David Cohen
September 6, 2024	Ronald Andrews
September 6, 2024	Kathleen LaPorte
September 6, 2024	Richard Sandberg
September 6, 2024	Jeffrey Cossman
September 6, 2024	Matthew Gage
September 6, 2024	Ilan Danieli

DIRECTOR COMPENSATION
It is our Board’s general policy that compensation for independent directors should be a mix of cash and equity-based compensation. As part of a director’s total compensation, and to create a direct linkage between corporate performance and stockholder interests, our Board believes that a meaningful portion of a director’s compensation should be provided in, or otherwise based on, the value of appreciation in our common stock.
Our Board has the authority to approve all compensation payable to our directors, although our Compensation Committee is responsible for making recommendations to our Board regarding this compensation. Additionally, our Chief Executive Officer may also make recommendations or assist our Compensation Committee in making recommendations regarding director compensation. Our Board and Compensation Committee annually reviews our director compensation.
Compensation
Directors who are also our employees are not separately compensated for serving on the Board, other than reimbursement for out-of-pocket expenses related to attendance at Board and committee meetings. Independent directors are paid an annual retainer of $35,000 and receive reimbursement for out-of-pocket expenses related to attendance at Board and committee meetings. Independent directors serving as Chairman of the Board receive an additional annual retainer of $23,500. Independent directors serving as members on the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee receive an additional annual retainer of $7,500, $5,000 and $4,000, respectively. The chairperson of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee receives an additional annual retainer of $15,000, $10,000, and $7,000, respectively.
The above-described cash retainers are paid quarterly in arrears, and the Board may, in its discretion, permit a non-employee director to elect to receive any portion of his or her cash retainers in the form of shares of our common stock in lieu of cash. Our non-employee directors are also reimbursed for their business-related expenses incurred in connection with attendance at Board and Committee meetings and related activities,
In the fiscal year ended December 31, 2024, the directors were granted non-qualified options to purchase shares of our common stock.
Director Summary Compensation Table
The following table provides information regarding our compensation for non-employee directors during the fiscal year ended December 31, 2024. During the fiscal year ended December 31, 2024, one employee, Ilan Danieli, served as a member of our board of directors as well as an employee. Directors who are our employees did not receive compensation for serving on the Board or its committees in the fiscal year ended December 31, 2024, and their compensation is outlined in the “Summary Compensation Table” below.

Name	Fees Earned or Paid in Cash ($)(4)(5)	Option Awards ($)(2)(3)	All Other Compensation ($)(5)	Total ($)
David S. Cohen	52,500	4,530	—	57,030
Jeffrey Cossman	42,000	4,530	—	46,530
Kathleen D. LaPorte	50,000	4,530	—	54,530
Richard Sandberg	70,500	4,530	—	75,030
Ron A. Andrews	40,000	4,530	—	44,530
Christina Valauri	39,000	6,702	—	45,702
Douglas Fisher, M.D.(1)	—	—	—	—

(1)	Dr. Fisher resigned from the Board effective January 1, 2024 but was issued shares of common stock in 2024 as partial payment of his 2023 fees earned.
(2)
The amount in this column reflects the aggregate grant date fair value of each stock award granted in accordance with ASC 718, excluding the effect of estimated forfeitures. The amounts shown may not correspond to the actual value that may be recognized. For a full description of the assumptions we use in calculating these amounts, see Note 12 to our audited financial statements for the fiscal year ended December 31, 2024, which is included in our 2024 Annual Report. Our directors will only receive compensation to the extent the trading price of our common stock is greater.

(3)	The aggregate outstanding options for each non-employee director as of December 31, 2024, are set out herewith:

Name	Aggregate Options Outstanding (#)
David S. Cohen	8,209
Jeffrey Cossman	9,296
Kathleen D. LaPorte	8,186
Richard Sandberg	7,798
Ron A. Andrews	6,111
Christina Valuari	2,362
Douglas Fisher, M.D.(1)	8,209

(4)	Includes the following amounts for being chairman of the board or a chairperson of a committee; Mr. Sandberg $23,500, Mr. Cohen $10,000; Mr. Cossman $7,000; and Ms. LaPorte $15,000.
(5)
Pursuant to our non-employee director and observers’ compensation policy, directors may elect to receive any portion of their annual fee in the form of shares of common stock of the Company in lieu of cash. The following directors received stock in lieu of cash for a portion of their 2024 fees earned.

Name	Shares of common stock received in 2024 (#)	Shares of common stock received in 2025 (#)	Value of common stock received ($)
David S. Cohen	6,761	2,154	52,500
Jeffrey Cossman	5,409	1,721	42,000
Kathleen D. LaPorte	1,854	—	12,500
Richard Sandberg	5,274	2,704	51,750
Ron A. Andrews	5,151	1,639	40,000
Christina Valauri	5,021	—	29,250

2024 Grants of Option Plan-Based Awards to Directors
The following table sets forth certain information with respect to grants of plan-based awards in the fiscal year ended December 31, 2024, to our directors. The stock option awards granted in fiscal year ended December 31, 2024, were granted under the 2017 Plan. During the fiscal year ended December 31, 2024, no other equity awards were granted to our directors. See the notes below the table for details on option vesting schedules.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Price of Option Awards ($/sh)(1)	Grant Date Fair Value of Option Awards ($)(2)
David S. Cohen Stock options(3)	6/21/2024	1,000	4.98	4,530
Jeffrey Cossman Stock options(3)	6/21/2024	1,000	4.98	4,530
Kathleen D. LaPorte Stock options(3)	6/21/2024	1,000	4.98	4,530
Richard Sandberg Stock options(3)	6/21/2024	1,000	4.98	4,530
Ron A. Andrews Stock options(3)	6/21/2024	1,000	4.98	4,530
Christina Valauri Stock options(3)	1/02/2024	103	6.52	618
Christina Valauri Stock options(4)	1/02/2024	259	6.52	1,554
Christina Valauri Stock options(3)	6/21/2024	1,000	4.98	4,530

(1)	The exercise price of the stock awards represents the fair market value of our common stock on the date of grant as defined in the 2017 Plan.
(2)
The amount in this column reflects the aggregate grant date fair value of each stock award granted in accordance with ASC 718, excluding the effect of estimated forfeitures. The amounts shown may not correspond to the actual value that may be recognized. The fair value calculation of options granted during the fiscal year ended December 31, 2024 used the following assumptions: risk free interest rate of 3.94% to 4.26% based on the U.S. Treasury yield in effect at the time of grant; expected life of six years; and volatility of 133% to 139% based on historical volatility of the Company’s common stock over a time that is consistent with the expected life of the option. Our directors will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options on the date the options are exercised.

(3)	The award vests over a one-year period with 12 equal monthly installments, and so long as the director remains a director of the Company or a Subsidiary on such dates.
(4)	The award vests over a three-year period with 36 equal monthly installments, and so long as the director remains a director of the Company or a Subsidiary on such dates.

Equity Compensation Plan Information
The following equity compensation plan information summarizes plans and securities approved and not approved by security holders as of December 31, 2024.

	(a)	(b)	(c)
PLAN CATEGORY	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	303,392(1)	$7.18	14,206(2)
Equity compensation plans not approved by security holders	—	—	—
Total	303,392	$7.18	14,206

(1)	Includes shares of our common stock issuable upon exercise of options to purchase common stock awarded under our 2017 Plan.
(2)	All shares of our common stock available for future issuance are from our 2017 Plan.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS
Our named executive officers, their ages, and their respective positions are as follows:
Ilan Danieli, Founder & Chief Executive Officer, age 53
Mr. Danieli’s biography is set forth above in “INFORMATION ABOUT OUR BOARD OF DIRECTORS - Our Board’s Qualifications.”
Matthew Gage, Chief Financial Officer, age 58
Mr. Gage was appointed Interim Chief Financial Officer of Precipio, Inc., effective March 21, 2022, and was promoted to the role of Chief Financial Officer as of July 1, 2023, with no change in compensation structure. Mr. Gage previously served as Director of Financial Reporting and Analysis of Precipio, Inc. upon joining the Company in June 2017, following its acquisition of Transgenomic Inc., where he was Director of Financial Reporting and Analysis from 2014 until the acquisition. Mr. Gage has over 30 years of experience in company finance, 25 years of which being with publicly traded companies. Mr. Gage holds a Bachelor of Science Degree in Business Administration from Bryant University.
Ahmed Zaki Sabet, Chief Operating Officer, age 40
Mr. Sabet has been with Precipio since co-founding the Company in 2011 and currently serves as the Chief Operating Officer. Mr. Sabet holds over 17 years of experience in laboratory management spanning all fields of reference laboratory operations primarily focusing on cancer diagnostics. Prior to Precipio, Mr. Sabet has served as a consultant with the College of American Pathologists (CAP) for many years as well as several diagnostic companies in setting up their specialized cancer testing operations. Mr. Sabet holds a Bachelor of Science degree in Biomedical Engineering from the New Jersey Institute of Technology.
Dr. Ayman Mohamed, Chief Technology Officer, age 41
Dr. Mohamed is one of the co-founders of the Company in 2011, and currently serves as the Chief Technology Officer, as well as the laboratory’s Technical Director. In this dual role, Dr. Mohamed is responsible for the entire process of inventing proprietary technologies, from conceptualization, through design and development, economic cost analysis and modeling, testing and validation; and finally, technical implementation of the technologies for clinical use in the Company’s laboratories. Dr. Mohamed has been responsible for the development and introduction of ground-breaking products such as IV-Cell™ and HemeScreen. Prior to joining the Company, Dr. Mohamed served in various technical and research positions in both commercial diagnostic companies as well as academic centers such as Yale University. Dr. Mohamed holds an MD and a Masters in Human Genetics from the University of Alexanderia, Egypt.
Overview
Our executive compensation programs are designed to attract, motivate, incentivize and retain our executive officers, who contribute to our long-term success. Pay that is competitive, rewards performance and effectively aligns the interests of our executive officers with those of our long-term stockholders is key to our compensation program design and decisions. We structure our executive compensation programs to be heavily weighted towards long-term equity incentives that correlate with the growth of sustainable long-term value for our stockholders.
As a smaller reporting company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. Included in this discussion is specific information about the compensation earned or paid in the fiscal year 2024 to the following specified individuals: (i) the individual who served as the Principal Executive Officer of the Company during the fiscal year 2024 and (ii) the next two most highly compensated executive officers of the Company during fiscal year 2024 which include the Chief Operating Officer and the Chief Technology Officer. Our named executive officers for fiscal year 2024 are:
•	Ilan Danieli, our Chief Executive Officer and Founder;
•	Ahmed Zaki Sabet, our Chief Operating Officer, and
•	Ayman Mohamed, our Chief Technology Officer

Summary Executive Compensation Table
The following table sets forth compensation awarded to, paid to, or earned by our named executive officers for services rendered during fiscal years ended December 31, 2024 and 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Ilan Danieli, Chief Executive Officer	2024	300,000	100,000	36,240	25,862	462,102
	2023	300,000	—	148,375	25,065	473,440
Ahmed Zaki Sabet, Chief Operating Officer	2024	200,000	150,000	27,180	21,876	399,056
	2023	200,000	—	44,513	20,823	265,336
Ayman Mohamed, Chief Technology Officer	2024	200,000	150,000	27,180	26,222	403,402
	2023	200,000	—	59,350	25,145	284,495

(1)
The amounts in this column represent incentive awards approved by the Compensation Committee, payable over three years subject to meeting financial and operational targets. See “Cash Incentive Compensation/Bonuses” below for details.

(2)
The amounts in this column reflect the aggregate grant date fair value of the stock option awards granted during the respective fiscal year as computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, excluding the effect of estimated forfeitures. The amounts shown may not correspond to the actual value that may be recognized by the named executive officers. For a full description of the assumptions we use in calculating these amounts, see Note 12 to our audited financial statements for the fiscal year ended December 31, 2024, which is included in our 2024 Annual Report. Our named executive officers will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options on the date the options are exercised.

(3)
Amounts represent the employee portion of health insurance premiums paid by the Company on behalf of the executives and their dependents, which is different than the coverage offered to the Company’s regular employees.

Narrative to 2024 Summary Compensation Table
Base Salary
We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, which are adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. None of our 2024 named executive officers are currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary. As of December 31, 2024, the annual base salaries for Messrs. Danieli, Sabet and Mohamed were $300,000, $200,000 and $200,000, respectively.
Cash Incentive Compensation/Bonuses
The Compensation Committee has approved the 2024 incentive bonus awards for the Company’s named executive officers. The payment of these bonus awards is contingent upon the Company achieving specific financial and operational performance metrics established by the Committee.
Mr. Danieli has been awarded a bonus award of $100,000 for fiscal year 2024. The Compensation Committee assessed his performance against key corporate goals, including pathology sales, product sales, cash flow, and qualitative objectives related to organizational stability and shareholder communications. In addition, each of Mr. Sabet and Mr. Mohamed is eligible for a bonus award of $150,000.
The payment of the bonus award to each of the named executive officers will be payable quarterly on a pro-rata basis over three years commencing at the end of the first quarter of 2025, contingent upon Precipio maintaining a minimum cash balance of $1.5 million and meeting cumulative Adjusted EBITDA thresholds on a quarterly basis. Adjusted EBITDA is a non-GAAP metric that comprises EBITDA, less non-cash stock-based compensation expense and other significant or non-operating (income) or expenses. Any unpaid portion of the bonus award will be forfeited by the end of the evaluation period (Q4 2027), unless the named executive officer is terminated without “cause”, in which case the named executive officer remains eligible for full payment.
The Compensation Committee remains committed to aligning executive compensation with the Company’s financial performance and shareholder interests. Future bonus structures will continue to be benchmarked against market standards and tailored to incentivize long-term growth and operational excellence. The Committee will review and adjust the criteria annually to reflect the evolving financial position and strategic goals of the Company.

During fiscal year 2024, Messrs. Danieli, Sabet, and Mohamed earned bonuses in the amounts as set forth in the “Summary Compensation Table” above.
Equity Compensation
Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our named executive officers and may grant equity incentive awards to them from time to time. None of our executive officers is currently party to an employment agreement that provides for an automatic grant of long-term equity incentives. During fiscal year 2024, we granted stock options to each of our named executive officers, as described in more detail in the “Outstanding Equity Awards at 2024 Year End” table on page 34 below.
401(k) Savings Plan
We maintain a 401(k) retirement savings plan for the benefit of our employees, including our named executive officers, who satisfy certain eligibility requirements. Under the 401(k) plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Code, on a pre-tax or after-tax (Roth) basis, through contributions to the 401(k) plan. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those pre-tax contributions are not taxable to the employees until distributed from the 401(k) plan, and earnings on Roth contributions are not taxable when distributed from the 401(k) plan. The 401(k) plan authorizes employer discretionary match contributions. Currently we do not match contributions that eligible participants make to the 401(k) plan.
Health and Welfare Benefits
Our named executive officers, like all full-time employees, are eligible to participate in our health and welfare benefit plans. In addition, the Company pays the entire monthly premium for such health and welfare benefits for our named executive officers and their dependents, as described in more detail in the “Summary Executive Compensation” table above.
Perquisites and Personal Benefits
We generally do not provide perquisites to our executives.

2024 Grants of Option Plan-Based Awards to Executives
The following table sets forth certain information with respect to grants of plan-based awards in fiscal year ended December 31, 2024 to our named executive officers. The stock option awards granted in fiscal year ended December 31, 2024 were granted under the Company’s 2017 Plan. During the fiscal year ended December 31, 2024, no other equity awards were granted to our named executive officers. See the notes below the table for details on option vesting schedules.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Price of Option Awards ($/sh)(1)	Grant Date Fair Value of Option Awards ($)(2)
Ilan Danieli Stock options(3)
	6/21/2024	8,000	4.98	36,240

Ahmed Zaki Sabet Stock options(3)
	6/21/2024	6,000	4.98	27,180

Ayman Mohamed Stock options(3)
	6/21/2024	6,000	4.98	27,180

(1)	The exercise price of the stock awards represents the fair market value of our common stock on the date of grant as defined in the 2017 Plan.
(2)
The amount in this column reflects the aggregate grant date fair value of each stock award granted in accordance with ASC 718, excluding the effect of estimated forfeitures. The amounts shown may not correspond to the actual value that may be recognized. For a full description of the assumptions we use in calculating these amounts, see Note 12 to our audited financial statements for fiscal year ended December 31, 2024, which is included in our 2024 Annual Report. Our named executive officers will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options on the date such options are exercised.

(3)
The shares subject to the option award vests over a four-year period. Twenty-five percent (25%) of the shares subject to the option award vest on the first anniversary of the grant and the remainder shall vest in 36 equal monthly installments thereafter, provided that the named executive officer remains an employee of the Company or a Subsidiary as of each applicable vesting date.

Outstanding Equity Awards at Fiscal 2024 Year-End
The following table sets forth information regarding all outstanding option awards held by our named executive officers as of December 31, 2024. Unless noted, all option awards in the table below were granted under the Company’s 2017 Plan.

		Stock Option Awards(1)
Name	Option Award Grant Date	Number of Securities Underlying Unexercised Options (#) (Exercisable)	Number of Securities Underlying Unexercised Options (#) (Unexercisable)	Option Exercise Price ($)	Option Expiration Date
Ilan Danieli	9/26/2017(2)	222	—	6.56(3)	9/26/2027
	2/16/2018(2)	3,333	—	6.56(3)	2/16/2028
	3/18/2019(2)	833	—	6.56(3)	3/18/2029
	1/16/2020(2)	3,000	—	6.56(3)	1/16/2030
	1/4/2021	3,284	49	6.56(3)	1/4/2031
	8/3/2021	15,000	3,000	6.56(3)	8/3/2031
	1/11/2022	11,860	4,390	6.56(3)	1/11/2032
	1/6/2023	5,996	6,504	12.40	1/6/2033
	6/21/2024	—	8,000	4.98	6/21/2034

Ahmed Zaki Sabet	2/16/2018(2)	916	—	6.56(3)	2/16/2028
	3/18/2019(2)	833	—	6.56(3)	3/18/2029
	1/16/2020(2)	1,500	—	6.56(3)	1/16/2030
	7/2/2020(2)	250	—	6.56(3)	7/2/2030
	1/4/2021	3,240	60	6.56(3)	1/4/2031
	7/8/2021	8,561	1,439	6.56(3)	7/8/2031
	1/11/2022	1,821	679	6.56(3)	1/11/2032
	1/6/2023	1,800	1,950	12.40	1/6/2033
	6/21/2024	—	6,000	4.98	6/21/2034

Ayman Mohamed	2/16/2018(2)	916	—	6.56(3)	2/16/2028
	3/18/2019(2)	833	—	6.56(3)	3/18/2029
	1/16/2020(2)	1,500	—	6.56(3)	1/16/2030
	7/2/2020(2)	500	—	6.56(3)	7/2/2030
	1/4/2021	3,240	60	6.56(3)	1/4/2031
	7/8/2021	8,561	1,439	6.56(3)	7/8/2031
	1/11/2022	2,755	995	6.56(3)	1/11/2032
	1/6/2023	2,400	2,600	12.40	1/6/2033
	6/21/2024	—	6,000	4.98	6/21/2034

(1)
Except as noted below, all of the shares subject to the option award vest over a four-year period. Twenty-five percent (25%) of the shares subject to the option vest on the first anniversary of the grant date and the remaining seventy-five (75%) of shares subject to the option vest in 36 equal monthly installments thereafter, provided that the named executive officer remains an employee of the Company or a Subsidiary as of each applicable vesting date. Pursuant to the applicable named executive officer’s employment agreement, upon a termination of employment without cause or upon a resignation of employment for good reason, 100% of the unvested shares subject to the option will vest and become exercisable as of the date of termination.

(2)	The shares subject to the option are fully vested.
(3)
On August 30, 2024, the Board approved a one-time stock option repricing (the “Option Repricing”), effective August 31, 2024 (the “Effective Date”) for certain outstanding stock options. The Option Repricing was undertaken in accordance with, and as permitted by the 2017 Plan that were held by employees, including executive officers and non-employee directors of the Board, to the extent such options had an exercise price in excess of $6.56, the closing price per share of the Company’s Common Stock as reported on The Nasdaq Stock Market on August 30, 2024. As of the Effective Date, all such options were repriced such that the exercise price per share was reduced to $6.56, provided that the original exercise price will apply to stock option exercises during a one-year retention period.

Fiscal Year 2024 Option Exercises
No stock options were exercised by any of our named executive officers during the fiscal year ended December 31, 2024.
Compensation Arrangements and Employment Agreement with our Named Executive Officers
The Company has entered into employment agreements with each of Mr. Danieli, Mr. Sabet and Mr. Mohamed.
Employment Agreement with Mr. Ilan Danieli
On August 7, 2018, the Company entered into a revised employment agreement with Ilan Danieli, effective as of that date (the “Danieli Employment Agreement”), in connection with his existing role as Chief Executive Officer of the Company, which set forth his annual base salary, his eligibility to receive an annual bonus in accordance with the recommendations made by the Compensation Committee of the Board or a majority of the independent members of the Board, and his eligibility to participate in the Company’s health plan and benefits on terms available to other Company employees.
In addition, under the Danieli Employment Agreement, Mr. Danieli shall be eligible to receive stock options or other equity incentive awards in the Company subject to approval of the Compensation Committee of the Board. The Danieli Employment Agreement subjects Mr. Danieli to certain restrictive covenants, including confidential and proprietary information covenants, 12-month non-competition and non-solicitation covenants and the Danieli Employment Agreement also includes a 280G clawback.
In the event of termination without cause or for good reason (as such terms are defined in the Danieli Employment Agreement), Mr. Danieli shall be entitled to (i) a lump sum payment equal to 9 months of his base salary in effect at the date of termination, less applicable withholding; (ii) COBRA benefits for a period of 9 months or such period as further described in the Danieli Employment Agreement; and (iii) accelerated vesting of all unvested stock options or equity awards.
Upon death or termination of employment by virtue of disability, Mr. Danieli (or his estate or beneficiaries as applicable) shall have no right to receive any compensation or benefit pursuant to the terms of the agreement on and after the effective date of the termination of employment other than (i) annual salary earned and accrued under the agreement prior to the effective date of termination (ii) earned, accrued and vested benefits and paid time off under the agreement prior to the effective date of termination, subject to the terms of the plans applicable thereto (and any applicable laws and regulations); and (iii) reimbursement under the Agreement for expenses incurred prior to the effective date of termination, subject to the terms of the agreement and the policies applicable thereto.
If a sale event occurs (as defined in the Danieli Employment Agreement) and the Company, its subsidiaries or a successor entity, as the case may be, terminates the employment agreement and the employment of Mr. Danieli without cause or Mr. Danieli terminates the agreement and his employment for good reason, in either case within 12 months following such sale event, then Mr. Danieli shall be entitled to receive (i) 12 months of his base salary at a rate equal to (a) the base salary in effect at the date of termination or (b) the base salary in effect at the date of termination, payable in a lump sum; (ii) 12 months of bonus payout earned at 100% of plan; (iii) a monthly cash payment equal to the monthly employer contribution the Company would have made to provide group health, dental and all other insurance coverages to Mr. Danieli and his family, if Mr. Danieli is eligible for and elects COBRA benefits, for a period of 12 months; and (iv) accelerated vesting of all unvested stock options or equity awards.
Employment Agreement with Mr. Sabet
On August 7, 2018, the Company entered into a revised employment agreement with Ahmed Zaki Sabet, effective as of that date (the “Sabet Employment Agreement”), in connection with his existing role as Chief Operating Officer of the Company, which set forth his annual base salary, his eligibility to receive an annual bonus in accordance with the recommendations made by the Compensation Committee of the Board, and his eligibility to participate in the Company’s health plan and benefits on terms available to other Company employees.
In addition, under the Sabet Employment Agreement, Mr. Sabet shall be eligible to receive stock options or other equity incentive awards in the Company subject to approval of the Compensation Committee of the Board. The Sabet Employment Agreement subjects Mr. Sabet to certain restrictive covenants, including confidential and proprietary information covenants, 12-month non-competition and non-solicitation covenants and the Sabet Employment Agreement also includes a 280G clawback.

In the event of a termination of employment by the Company without cause or upon a termination of employment by Mr. Sabet for good reason (as such terms are defined in the Sabet Employment Agreement),
In the event of a termination of employment by the Company without cause or upon a termination of employment by Mr. Sabet for good reason (as such terms are defined in the Sabet Employment Agreement), Mr. Sabet shall be entitled to (i) 9 months of continued annual base salary at a rate equal to the base salary in effect at the date of termination, less applicable withholding (ii) a monthly cash payment equal to the monthly employer contribution the Company would have made to provide group health, dental and all other insurance coverages to Mr. Sabet and his family, if Mr. Sabet is eligible for and elects COBRA benefits for a period of 9 months and (iii) accelerated vesting of all unvested stock options or equity awards.
Upon death or termination of employment by virtue of disability, Mr. Sabet (or his estate or beneficiaries as applicable) shall have no right to receive any compensation or benefit pursuant to the terms of the agreement on and after the effective date of the termination of employment other than (i) annual salary earned and accrued under the agreement prior to the effective date of termination (ii) earned, accrued and vested benefits and paid time off under the agreement prior to the effective date of termination, subject to the terms of the plans applicable thereto (and any applicable laws and regulations); and (iii) reimbursement under the Agreement for expenses incurred prior to the effective date of termination, subject to the terms of the agreement and the policies applicable thereto.
If a sale event occurs (as defined in the Sabet Employment Agreement) and the Company, its subsidiaries or a successor entity, as the case may be, terminates the employment agreement and the employment of Mr. Sabet without cause or Mr. Sabet terminates the agreement and his employment for good reason, in either case within 12 months following such sale event, then Mr. Sabet shall be entitled to receive (i) 12 months of his base salary at a rate equal to (a) the base salary in effect at the date of termination or (b) the base salary in effect at the date of termination, payable in a lump sum; (ii) 12 months of bonus payout earned at 100% of plan; (iii) a monthly cash payment equal to the monthly employer contribution the Company would have made to provide group health, dental and all other insurance coverages to Mr. Sabet and his family, if Mr. Sabet is eligible for and elects COBRA benefits, for a period of 12 months; and (iv) accelerated vesting of all unvested stock options or equity awards.
Employment Agreement with Mr. Ayman Mohamed
On August 7, 2018, the Company entered into a revised employment agreement with Ayman Mohamed, effective as of that date (the “Mohamed Employment Agreement”), in connection with his existing role as VP R&D of the Company, which set forth his annual base salary, his eligibility to receive an annual bonus in accordance with the recommendations made by the Compensation Committee of the Board, and his eligibility to participate in the Company’s health plan and benefits on terms available to other Company employees.
In addition, under the Mohamed Employment Agreement, Mr. Mohamed shall be eligible to receive stock options or other equity incentive awards in the Company subject to approval of the Compensation Committee of the Board. The Mohamed Employment Agreement subjects Mr. Mohamed to certain restrictive covenants, including confidential and proprietary information covenants, 12-month non-competition and non-solicitation covenants. The Mohamed Employment Agreement also includes a 280G clawback.
In the event of a termination of employment by the Company without cause or upon a termination of employment by Mr. Mohamed for good reason (as such terms are defined in the Mohamed Employment Agreement), Mr. Mohamed shall be entitled to (i) 9 months of continued annual base salary at a rate equal to the base salary in effect at the date of termination, less applicable withholding (ii) a monthly cash payment equal to the monthly employer contribution the Company would have made to provide group health, dental and all other insurance coverages to Mr. Mohamed and his family, if Mr. Mohamed is eligible for and elects COBRA benefits for a period of 9 months and (iii) accelerated vesting of all unvested stock options or equity awards.
Upon death or termination of employment by virtue of disability, Mr. Mohamed (or his estate or beneficiaries as applicable) shall have no right to receive any compensation or benefit pursuant to the terms of the agreement on and after the effective date of the termination of employment other than (i) annual salary earned and accrued under the agreement prior to the effective date of termination (ii) earned, accrued and vested benefits and paid time off under the agreement prior to the effective date of termination, subject to the terms of the plans applicable thereto (and any applicable laws and regulations); and (iii) reimbursement under the Agreement for expenses incurred prior to the effective date of termination, subject to the terms of the agreement and the policies applicable thereto.

If a sale event occurs (as defined in the Mohamed Employment Agreement) and the Company, its subsidiaries or a successor entity, as the case may be, terminates the employment agreement and the employment of Mr. Mohamed without cause or Mr. Mohamed terminates the agreement and his employment for good reason, in either case within 12 months following such sale event, then Mr. Mohamed shall be entitled to receive (i) 12 months of his base salary at a rate equal to (a) the base salary in effect at the date of termination or (b) the base salary in effect at the date of termination payable in a lump sum; (ii) 12 months of bonus payout earned at 100% of plan; (iii) a monthly cash payment equal to the monthly employer contribution the Company would have made to provide group health, dental and all other insurance coverages to Mr. Mohamed and his family, if Mr. Mohamed is eligible for and elects COBRA benefits, for a period of 12 months; and (iv) accelerated vesting of all unvested stock options or equity awards.
Compensation Risk Analysis
We have reviewed our material compensation policies and practices for all employees and have concluded that these policies and practices are not reasonably likely to have a material adverse effect on us. While risk-taking is a necessary part of growing a business, our compensation philosophy is focused on aligning compensation with the long-term interests of our stockholders as opposed to rewarding short-term management decisions that could pose long-term risks.

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company’s aligns executive compensation with the Company’s performance, refer to “Executive Compensation – Compensation Discussion and Analysis.”

Year	Summary Compensation Table Total for PEO[1]	Compensation Actually Paid to PEO[2]	Average Summary Compensation Table Total for Non-PEO named executive officers[3]	Average Compensation Actually Paid to Non-PEO named executive officers[4]	Value of Initial Fixed $100 Investment Based On:	Net Income (thousands)[6]
					Total Shareholder Return[5]
(a)	(b)	(c)	(d)	(e)	(f)	(h)
2024	$462,102	$422,285	$401,229	$387,727	$17.53	($4,290)
2023	$473,440	$314,071	$274,916	$213,857	$15.70	($5,853)
2022	$805,103	$137,939	$412,340	$221,026	$26.64	($12,178)

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Danieli (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation – Executive Compensation Tables – Summary Compensation Table.”

(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Danieli, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Danieli during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Danieli’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually Paid to PEO
2024	$462,102	($36,240)	($3,577)	$422,285

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2024	$39,361	($30,653)	$0	$(12,286)	$0	$0	($3,577)

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s named executive officers as a group (excluding Mr. Danieli) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the named executive officers (excluding Mr. Danieli) included for purposes of calculating the average amounts in each applicable year are as follows:

Year	PEO	Non-PEO Named Executive Officers
2024	Ilan S. Danieli	Ahmed Zaki Sabet, Ayman Mohamed
2023	Ilan S. Danieli	Ahmed Zaki Sabet, Ayman A. Mohamed
2022	Ilan S. Danieli	Carl R. Iberger, Ayman A. Mohamed

(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding Mr. Danieli), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding Mr. Danieli) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding Mr. Danieli) for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO Named Executive Officers	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO Named Executive Officers
2024	$$401,229	($27,180)	$13,678	$387,727

(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2024	$29,521	($9,881)	$0	$(5,962)	$0	$0	$13,678

(5)
Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

Relationship Between Financial Performance Measures
The graphs below illustrate the relationship between compensation actually paid to our PEO and the average of the compensation actually paid to our remaining named executive officers, with (i) our cumulative TSR and (ii) our net income, in each case, for the fiscal years ended December 31, 2024, 2023 and 2022.
TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Since July 9, 2017, Marcum LLP (“Marcum”) served as our independent registered public accounting firm. On November 1, 2024, CBIZ CPAs P.C. (“CBIZ”) acquired the audit business of Marcum. On April 9, 2025, Marcum LLP (“Marcum”) informed the Company that it had resigned as the Company’s independent registered public accounting firm as a result of such acquisition. While Marcum served as our independent registered public accounting firm throughout 2024, including the audit of our 2024 financial statements, on April 9, 2025, our Audit Committee approved the engagement of CBIZ as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and our Board has directed that management submit the appointment of CBIZ as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.
The Board recommends that stockholders vote for the ratification of such appointment. In the event of a negative vote on such ratification, the Board and Audit Committee will reconsider the selection, though a change will not necessarily be made. Even if the appointment is ratified, the Audit Committee may, at its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our stockholders’ best interests.
Changes in Registrant’s Certifying Accountant
On April 9, 2025, we were notified by Marcum that Marcum resigned as our independent registered public accounting firm as a result of the CBIZ acquisition. On April 9, 2025, our Audit Committee approved the engagement of CBIZ as our independent registered public accounting firm.
The audit report of Marcum on our consolidated financial statements as of and for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.
During our fiscal years ended December 31, 2024 and 2023, and the subsequent period through April 9, 2025, there were no (i) “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between us and Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, or (ii) “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).
Prior to engaging CBIZ, we did not consult with CBIZ regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by CBIZ on our financial statements, and CBIZ did not provide any written or oral advice that was an important factor considered by us in reaching a decision as to any such accounting, auditing, or financial reporting issue.
On April 10, 2025, we filed with the SEC a Current Report on Form 8-K (the “Form 8-K”) disclosing the change in our certifying accounting firm. We provided Marcum with a copy of the Form 8-K prior to its filing with the SEC and requested that Marcum furnish us with a letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated April 9, 2025, was filed as Exhibit 16.1 to the Form 8-K.
The Audit Committee is solely responsible for selecting our independent registered public accounting firm for the fiscal year ending December 31, 2025. Stockholder approval is not required to appoint CBIZ as our independent registered public accounting firm. However, the Board believes that submitting the appointment of CBIZ to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the Audit Committee will reconsider whether to retain CBIZ. If the selection of CBIZ is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Precipio Inc. and its stockholders.
We expect a representative of CBIZ to be present in person or by telephone at the Annual Meeting and available to respond to appropriate questions. CBIZ will also have the opportunity to make a statement if they desire to do so.

The following table shows information about fees that were billed or were expected to be billed by Marcum for the fiscal years ended December 31, 2023, and 2024:

2023
Audit fees	$300,753
Audit-related fees	—
Tax fees	—
All other fees	—
Total fees	$300,753

2024
Audit fees	$249,027
Audit-related fees	—
Tax fees	—
All other fees	—
Total fees	$249,027

Audit Fees. Audit fees consist of services rendered for the audit of our consolidated financial statements.
Audit-Related Fees. Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our consolidated financial statements and which are not reported under Audit Fees.
Tax Fees. Tax services consist primarily of planning, advice and compliance, or return preparation, for U.S. federal, state and local, as well as international jurisdictions.
All Other Fees. None.
Pre-Approval of Audit and Non-Audit Services
Under the Audit Committee Charter, the Audit Committee is required to pre-approve all audit and non-audit services to be provided to us by our independent registered public accounting firm and its member firms. All services provided by our independent registered public accounting firm in the fiscal year ended December 31, 2024, were pre-approved by the Audit Committee.
Assessment
The Audit Committee assessed Marcum’s performance as an independent registered public accounting firm during the fiscal year ended December 31, 2024. The Committee assessed the performance of Marcum’s lead audit engagement partner and the audit team. The Committee reviewed a variety of indicators of audit quality including:
•	The quality and candor of Marcum’s communications with the Audit Committee and management;
•	How effectively Marcum maintained its independence and employed its independent judgment, objectivity, and professional approach;
•	The depth and expertise of Marcum’s audit team; and
•	Marcum’s tenure as the Company’s independent registered public accounting firm and safeguards in place to maintain its independence.
Following this evaluation and in light of the merger between Marcum and CBIZ, the Audit Committee further assessed CBIZ’s qualifications and capabilities as the successor audit firm. Based on this assessment, the Committee determined that the selection of CBIZ as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, is in the best interests of the Company and its stockholders.
Vote Required
The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of CBIZ as our independent public accountant. Abstentions will not be included in determining the number of votes cast and, as result, do not affect the outcome. Brokerage firms have the authority to vote for customers’ unvoted shares held by the firms in the street name on this proposal. If a broker does not exercise this authority, such broker non-votes will not affect the results of this vote. We expect there will be no broker non-votes on this proposal because brokers have discretionary voting authority with respect to this proposal. We are not required to obtain the approval of our stockholders to appoint the Company’s independent accountant. However, if our stockholders do not ratify the appointment of CBIZ as the Company’s independent public accountant for the fiscal year ending December 31, 2025, the Audit Committee may reconsider its appointment.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AS SET OUT IN PROPOSAL TWO.

REPORT OF THE AUDIT COMMITTEE
The Company’s management is responsible for the preparation of the Company’s consolidated financial statements and for maintaining an adequate system of internal controls and processes for that purpose. CBIZ acts as the Company’s independent registered public accounting firm and they are responsible for conducting an independent audit of the Company’s annual consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (“PCAOB”), and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of both of these processes.
The Audit Committee has received the written disclosures and the letter from CBIZ required by applicable requirements of the PCAOB regarding CBIZ’s communications with the Audit Committee concerning its independence and has discussed with CBIZ its independence from the Company and its management. The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2024, with management of the Company and with representatives of CBIZ The Audit Committee’s discussions with CBIZ also included the matters required to be discussed by the applicable requirements of the PCAOB and SEC.
Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s 2024 Annual Report, for filing with the SEC.

Kathleen D. LaPorte, Chairperson
Richard Sandberg
David S. Cohen

HOUSEHOLDING
Some banks, brokerage firms and other nominee record holders may be “householding” our proxy materials. This means a single Notice of Internet Availability and, if applicable, the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of the notice and, if applicable, the proxy materials and our 2024 Annual Report to stockholders, if you contact us at:
Precipio, Inc.
4 Science Park, New Haven, Connecticut 06511
Attention: Corporate Secretary
Phone: (203) 787-7888
Email: mradomski@precipiodx.com
If you would like to receive separate copies of our proxy materials and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address, telephone number or e-mail.
STOCKHOLDER PROPOSALS
Stockholders seeking to include a proposal in our 2026 proxy statement must comply with Rule 14a-8 of the Exchange Act and ensure submission of such proposal at our principal executive offices by December 31, 2025. If the 2026 Annual Meeting is rescheduled by more than 30 days, proposals must be submitted within a reasonable timeframe before proxy materials are printed.
For nominations to the Board of Directors or other proposals not included in our proxy statement, stockholders must follow our bylaws’ advance notice procedures. Only proposals listed in the meeting notice or submitted by an eligible stockholder of record may be considered. Written notice must be received between February 17, 2026, and March 19, 2026, which is not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting, at the following address:
Precipio, Inc.
4 Science Park, New Haven, Connecticut 06511
Attention: Corporate Secretary
If the Annual Meeting date changes by more than 30 or 60 days, the deadline adjusts accordingly.
Stockholders soliciting proxies for director nominees other than the Company’s must comply with Rule 14a-19 of the Exchange Act and submit the required notice at least 60 days before the meeting anniversary.

OTHER MATTERS
As of the date of this proxy statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

By Order of the Board of Directors of Precipio Inc.

Sincerely,

Ilan Danieli
President and Chief Executive Officer

New Haven, Connecticut

April 30 2025

PRECIPIO, INC.
4 SCIENCE PARK
NEW HAVEN, CT 06511

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 16, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/PRPO2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions to cast your vote.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 16, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes must be received by 11:59 PM ET on June 16, 2025.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V74411-P32519

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRECIPIO, INC.

The Board of Directors recommends you vote FOR the election of each Class I director:

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Ilan Danieli
02) David S. Cohen

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Other business may come before the annual meeting and any other adjournments or postponements thereof. You may attend the annual meeting via the Internet at www.virtualshareholdermeeting.com/PRPO2025 and vote during the meeting. Have your 16-digit control number available and follow the instructions.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

The votes entitled to be cast by the stockholder(s) will be cast in the direction of the proxy holder on any other matter, including a motion to adjourn or postpone the Annual Meeting of Stockholders to another time and/or place, that may properly come before the annual meeting or adjournment or postponement thereof. This proxy, when properly executed, will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL nominees in Proposal 1 and FOR Proposal 2.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE THE SHARES AS SOON AS POSSIBLE.

V74412-P32519

PRECIPIO, INC.
Annual Meeting of Stockholders
June 17, 2025 10:00 AM Eastern Time
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Ilan Danieli and/or Matthew Gage, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of PRECIPIO, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, Eastern Time on June 17, 2025, via live webcast at www.virtualshareholdermeeting.com/PRPO2025, as well as to vote upon such other business as may properly come before the Annual Meeting, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If this proxy is executed, but no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side